                      5-Day Pricing Average Analysis

                                                                       EXHIBIT O

                    THE MAJOR AUTOMOTIVE COMPANIES, INC.
                             SUMMARY CONCLUSION
                          AS OF SEPTEMBER 30, 2005

                                                                                                IMPLIED
                                                     IMPLIED                       IMPLIED     PER SHARE                CALCULATED
                                                     VALUE OF    NON-OPERATING      EQUITY       EQUITY                  PER SHARE
VALUATION METHOD                                    OPERATIONS       ASSET          VALUE        VALUE     WEIGHTING   EQUITY VALUE
------------------------------------------------   -----------   -------------   -----------   ---------   ---------   ------------

Guideline Company Method - Book Value of TIC
   (See Exhibit M)*                                $10,650,205     $1,395,358    $12,045,563     $1.31        10.0%        $0.13
Guideline Company Method - 5 Year Average EBITDA
   (See Exhibit M)*                                $16,114,873     $1,395,358    $17,510,231     $1.90        20.0%        $0.38
Guideline Company Method - 4 Year Average EBITDA
   (See Exhibit M)*                                $14,119,182     $1,395,358    $15,514,540     $1.68        20.0%        $0.34
Guideline Company Method - 3 Year Average EBITDA
   (See Exhibit M)*                                $15,235,073     $1,395,358    $16,630,431     $1.80        20.0%        $0.36
Guideline Company Method - TTM (See Exhibit M)*    $29,914,092     $1,395,358    $31,309,450     $3.39        10.0%        $0.34
Market Capitalization (See Exhibit N)              $15,945,232                   $15,945,232     $1.73        20.0%        $0.35
                                                                                                             -----         -----
                                                                                                             100.0%        $1.90
                                                                                 -----------                               -----
Equity Value for Major:                                                          $17,500,000                               $1.90
                                                                                 ===========                               =====
# Shares Outstanding                                 9,222,228

* With Significant Earning Adjustments.

                                                                       EXHIBIT M

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                              VS. PUBLIC COMPANIES
                      GUIDELINE COMPANY VALUATION MEASURES
                                 (EBITDA BASIS)
                            AS OF SEPTEMBER 30, 2005

                                                         Invest'd
                                                       Cap'l Market
                                            Estimated      Value       Invest'd
                                            Invest'd    divided by   Cap'l Market    Invest'd       Invest'd     Invest'd Cap'l
                                              Cap'l      Invest'd        Value     Cap'l Market   Cap'l Market    Market Value
                                             Market     Cap'l Total   divided by   Value divided  Value divided    divided by
                                            Value per    BV of TIC    5-Year Avg.    by 4-Year      by 3-Year       Trailing
                                            Share at     per Share    EBITDA per    Avg. EBITDA    Avg. EBITDA   12-mos. EBITDA
Company                                    09/30/2005   09/30/2005       Share       per Share      per Share       per Share
-----------------------------              ----------  ------------  ------------  -------------  -------------  --------------

United Auto Group, Inc.                      $46.27        1.27          10.16          9.25           8.56           7.81
   Shares out:                 46,679,887
Lithia Motors, Inc.                          $43.85        1.18          10.97         10.10           9.44           8.30
   Shares out:                 19,264,327
Group 1 Automotive, Inc.                     $36.09        1.08           6.39          6.21           6.06           5.88
   Shares out:                 24,194,436
Sonic Automotive, Inc.                       $40.95        1.06           7.82          7.65           7.77           7.57
   Shares out:                 40,205,476
Hometown Auto Retailers,                     $ 3.75        0.98           5.13          4.99           4.94           4.62
   Inc. Shares out:             6,449,389
                                                           ----           ----          ----           ----           ----

                                Invest'd Cap'l                                                         Trailing
                                Total BV of TIC    5-Year Avg.      4-Year Avg.      3-Year Avg.        12-mos.
                                  09/30/2005         EBITDA           EBITDA           EBITDA           EBITDA
                                ---------------   ------------     ------------     ------------     ------------

Major per share amounts     *    $       1.99     $       0.53     $       0.50     $       0.53     $       0.93
# Shares Outstanding                9,222,228        9,222,228        9,222,228        9,222,228        9,222,228
                                 ------------     ------------     ------------     ------------     ------------
Major in aggregate               $ 18,387,703     $  4,887,781     $  4,611,114     $  4,887,781     $  8,576,672

Selected Multiples                       1.00             4.88***          4.74***          4.70***          4.39***
                                 ------------     ------------     ------------     ------------     ------------

Total Invested Capital             18,387,703       23,852,371       21,856,680       22,972,571       37,651,590
Less: Debt**                      ($7,737,498)     ($7,737,498)     ($7,737,498)     ($7,737,498)     ($7,737,498)
                                 ------------     ------------     ------------     ------------     ------------
Equity Value                     $ 10,650,205     $ 16,114,873     $ 14,119,182     $ 15,235,073     $ 29,914,092

*    Major's BVIC per share excludes the note due from shareholder of
     $1,395,358.

**   Excluding Floor Plan Debt

***  Used 95% of Hometown's Multiples

EBITDA = Earnings Before Interest Expense, Taxes, Depreciation & Amortization

Note:

Earnings are adjusted to remove any non-recurring expenses or income

                                                                       EXHIBIT N

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                        MARKET VALUE OF INVESTED CAPITAL
                       VS. BOOK VALUE OF INVESTED CAPITAL
                            AS OF SEPTEMBER 30, 2005

Market Value of Invested Capital

Major's 5 Day Average Price as of September 30, 2005   $      1.33
# Shares Outstanding as of 09/13/2005                    9,222,228
                                                       -----------
   Marketable Minority Value of Equity                 $12,265,563
Plus: Control Adjustment @30%                          $ 3,679,669
                                                       -----------
   Equity Value                                        $15,945,232

                                                                     EXHIBIT A-1

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                          COMPARATIVE INCOME STATEMENTS
                        FOR THE YEARS ENDED DECEMBER 31,

                          HISTORY      HISTORY      HISTORY      HISTORY      HISTORY       HISTORY
                            1999         2000         2001         2002         2003          2004
                        -----------  -----------  -----------  -----------  -----------   -----------

Total Revenues          209,531,993  322,142,231  375,114,505  397,947,494  380,298,852   396,981,562
Less Cost of
   Goods Sold           176,121,370  270,874,536  314,506,772  333,809,386  319,655,160   332,455,524
                        -----------  -----------  -----------  -----------  -----------   -----------
Gross Profit             33,410,623   51,267,695   60,607,733   64,138,108   60,643,692    64,526,038
Amortization                518,417      655,000      679,000      395,000            0             0
Depreciation                647,268      436,787      190,313      397,947      362,405       424,773
Litigation Costs                  0      199,802    1,085,893    1,348,000            0       550,000
Officers'
   Compensation           2,665,000      889,000    2,433,502    1,995,738    1,978,336     4,215,873
Interest Expense
   - Floor Plan             796,810    1,749,307    2,349,451    1,695,960    2,187,000     2,000,000
Operating Expenses       26,127,063   44,600,055   50,929,258   57,238,409   56,384,565    55,090,305
                        -----------  -----------  -----------  -----------  -----------   -----------
   Total Operating
      Expenses           30,754,558   48,529,951   57,667,417   63,071,054   60,912,306    62,280,951
                        -----------  -----------  -----------  -----------  -----------   -----------
Net Operating
   Income                 2,656,065    2,737,744    2,940,316    1,067,054     (268,614)    2,245,087
Goodwill
   Impairment                     0            0            0            0            0    (8,116,000)
Other Interest
   (Expense)/Income,
   net                     (950,110)     (51,497)  (1,141,792)    (961,826)    (779,732)     (737,774)
                        -----------  -----------  -----------  -----------  -----------   -----------
   Total Other
      Income/(Expense)     (950,110)     (51,497)  (1,141,792)    (961,826)    (779,732)   (8,853,774)
                        -----------  -----------  -----------  -----------  -----------   -----------
Pre-Tax Income
   Before (Loss)
   from
   Discontinued Ops       1,705,955    2,686,247    1,798,524      105,228   (1,048,346)   (6,608,687)
   Provision
      (Benefit) for
      Income Taxes          890,000    1,384,000     (291,000)     190,000       81,918       229,275
                        -----------  -----------  -----------  -----------  -----------   -----------
Net Income from
   Continuing
   Operations               815,955    1,302,247    2,089,524      (84,772)  (1,130,264)   (6,837,962)
Loss from
   Discontinued
   Operations,
   net of tax
   benefit               (4,006,103) (22,427,322)     590,000     (206,000)           0             0
                        -----------  -----------  -----------  -----------  -----------   -----------
Net Income (Loss)        (3,190,148) (21,125,075)   2,679,524     (290,772)  (1,130,264)   (6,837,962)
                        ===========  ===========  ===========  ===========  ===========   ===========

                         6 MONTHS     6 MONTHS         TTM
                         HISTORY       HISTORY       HISTORY
                         06/30/05     06/30/04      06/30/05
                       -----------  -----------  -----------

Total Revenues         236,284,937  188,794,842  444,471,657
Less Cost of
   Goods Sold          197,250,279  157,691,278  372,014,525
                       -----------  -----------  -----------
Gross Profit            39,034,658   31,103,564   72,457,132
Amortization                     0            0            0
Depreciation               231,023      185,533      470,263
Litigation Costs                 0            0      550,000
Officers'
   Compensation          2,695,200    2,001,700    4,909,373
Interest Expense
   - Floor Plan          1,531,480      885,460    2,646,020
Operating Expenses      30,815,937   26,541,746   59,364,496
                       -----------  -----------  -----------
   Total Operating
      Expenses          35,273,640   29,614,439   67,940,152
                       -----------  -----------  -----------
Net Operating
   Income                3,761,018    1,489,125    4,516,980
Goodwill
   Impairment                    0            0   (8,116,000)
Other Interest
   (Expense)/Income,
   net                    (360,496)    (373,672)    (724,598)
                       -----------  -----------  -----------
   Total Other
      Income/(Expense)    (360,496)    (373,672)  (8,840,598)
                       -----------  -----------  -----------
Pre-Tax Income
   Before (Loss)
   from
   Discontinued Ops      3,400,522    1,115,453   (4,323,618)
   Provision
      (Benefit) for
      Income Taxes       1,068,483       60,215    1,237,543
                       -----------  -----------  -----------
Net Income from
   Continuing
   Operations            2,332,039    1,055,238   (5,561,161)
Loss from
   Discontinued
   Operations,
   net of tax
   benefit                       0            0            0
                       -----------  -----------  -----------
Net Income (Loss)        2,332,039    1,055,238   (5,561,161)
                       ===========  ===========  ===========

                                                                     EXHIBIT A-2

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                         COMMON-SIZED INCOME STATEMENTS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    3 MONTHS   6 MONTHS      TTM
                                        HISTORY   HISTORY   HISTORY   HISTORY   HISTORY   HISTORY    HISTORY    HISTORY    HISTORY
                                          1999      2000      2001      2002      2003      2004    03/31/05   06/30/05   06/30/05
                                        -------   -------   -------   -------   -------   -------   --------   --------   --------

Total Revenues                           100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%     100.0%     100.0%
Less Cost of Goods Sold                   84.1%     84.1%     83.8%     83.9%     84.1%     83.7%     83.3%      83.5%      83.7%
                                         -----     -----     -----     -----     -----     -----     -----      -----      -----
Gross Profit                              15.9%     15.9%     16.2%     16.1%     15.9%     16.3%     16.7%      16.5%      16.3%

Amortization                               0.2%      0.2%      0.2%      0.1%      0.0%      0.0%      0.0%       0.0%       0.0%
Depreciation                               0.3%      0.1%      0.1%      0.1%      0.1%      0.1%      0.1%       0.1%       0.1%
Litigation Costs                           0.0%      0.1%      0.3%      0.3%      0.0%      0.1%      0.0%       0.0%       0.1%
Officers' Compensation                     1.3%      0.3%      0.6%      0.5%      0.5%      1.1%      0.0%       1.1%       1.1%
Interest Expense - Floor Plan              0.4%      0.5%      0.6%      0.4%      0.6%      0.5%      0.7%       0.6%       0.6%
Operating Expenses                        12.5%     13.8%     13.6%     14.4%     14.8%     13.9%     15.3%      13.0%      13.4%
                                         -----     -----     -----     -----     -----     -----     -----      -----      -----
   Total Operating Expenses               14.7%     15.1%     15.4%     15.8%     16.0%     15.7%     16.1%      14.9%      15.3%
                                         -----     -----     -----     -----     -----     -----     -----      -----      -----
Net Operating Income                       1.3%      0.8%      0.8%      0.3%     -0.1%      0.6%      0.5%       1.6%       1.0%

Goodwill Impairment                        0.0%      0.0%      0.0%      0.0%      0.0%     -2.0%      0.0%       0.0%      -1.8%
Other Interest (Expense)/Income, net      -0.5%      0.0%     -0.3%     -0.2%     -0.2%     -0.2%     -0.2%      -0.2%      -0.2%
                                         -----     -----     -----     -----     -----     -----     -----      -----      -----
   Total Other Income/(Expense)           -0.5%      0.0%     -0.3%     -0.2%     -0.2%     -2.2%     -0.2%      -0.2%      -2.0%
                                         -----     -----     -----     -----     -----     -----     -----      -----      -----
Pre-Tax Income Before (Loss) from
   Discontinued Ops                        0.8%      0.8%      0.5%      0.0%     -0.3%     -1.7%      0.4%       1.4%      -1.0%
   Provision (Benefit) for Income
      Taxes                                0.4%      0.4%     -0.1%      0.0%      0.0%      0.1%      0.1%       0.5%       0.3%
                                         -----     -----     -----     -----     -----     -----     -----      -----      -----
Net Income from Continuing Operations      0.4%      0.4%      0.6%      0.0%     -0.3%     -1.7%      0.3%       1.0%      -1.3%
Loss from Discontinued Operations,
   net of tax benefit                     -1.9%     -7.0%      0.2%     -0.1%      0.0%      0.0%      0.0%       0.0%       0.0%
                                         -----     -----     -----     -----     -----     -----     -----      -----      -----
Net Income (Loss)                         -1.5%     -6.6%      0.7%     -0.1%     -0.3%     -1.7%      0.3%       1.0%      -1.3%
                                         =====     =====     =====     =====     =====     =====     =====      =====      =====

                                                                     EXHIBIT A-3

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                        INCOME STATEMENT TREND ANALYSIS
                        FOR THE YEARS ENDED DECEMBER 31,

                                          HISTORY   HISTORY   HISTORY   HISTORY   HISTORY
                                            2000      2001      2002      2003      2004
                                          -------   -------   -------   -------   -------

Total Revenues                              53.7%      16.4%     6.1%      -4.4%      4.4%
Less Cost of Goods Sold                     53.8%      16.1%     6.1%      -4.2%      4.0%
                                          ------    -------   ------    -------   -------
Gross Profit                                53.4%      18.2%     5.8%      -5.4%      6.4%

Amortization                                26.3%       3.7%   -41.8%    -100.0%      N/A
Depreciation                               -32.5%     -56.4%   109.1%      -8.9%     17.2%
Litigation Costs                             N/A      443.5%    24.1%    -100.0%      N/A
Officers' Compensation                     -66.6%     173.7%   -18.0%      -0.9%    113.1%
Interest Expense - Floor Plan              119.5%      34.3%   -27.8%      29.0%     -8.6%
Operating Expenses                          70.7%      14.2%    12.4%      -1.5%     -2.3%
                                          ------    -------   ------    -------   -------
   Total Operating Expenses                 57.8%      18.8%     9.4%      -3.4%      2.2%
                                          ------    -------   ------    -------   -------
Net Operating Income                         3.1%       7.4%   -63.7%    -125.2%    935.8%

Goodwill Impairment                          N/A        N/A      N/A        N/A       N/A
Other Interest (Expense)/Income, net        94.6%   -2117.2%    15.8%      18.9%      5.4%
                                          ------    -------   ------    -------   -------
   Total Other Income/(Expense)             94.6%   -2117.2%    15.8%      18.9%  -1035.5%
                                          ------    -------   ------    -------   -------
Pre-Tax Income Before (Loss) from
   Discontinued Ops                         57.5%     -33.0%   -94.1%   -1096.3%   -530.4%
   Provision (Benefit) for Income Taxes     55.5%    -121.0%   165.3%     -56.9%    179.9%
                                          ------    -------   ------    -------   -------
Net Income from Continuing Operations       59.6%      60.5%  -104.1%   -1233.3%   -505.0%
Loss from Discontinued Operations,
   net of tax benefit                     -459.8%     102.6%  -134.9%     100.0%      N/A
                                          ------    -------   ------    -------   -------
Net Income (Loss)                         -562.2%     112.7%  -110.9%    -288.7%   -505.0%
                                          ======    =======   ======    =======   =======

                                                                     EXHIBIT B-1

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                           COMPARATIVE BALANCE SHEETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                 HISTORY     HISTORY      HISTORY      HISTORY      HISTORY      HISTORY
                                  1999         2000         2001         2002         2003         2004
                               ----------  -----------  -----------  -----------  -----------  -----------

ASSETS
Cash & Equivalents              6,625,454    2,786,312    4,294,826    1,222,004    1,433,462    4,156,645
Net Investment in Direct
   Financing Leases, current      411,444      289,010      135,122      164,555      213,311      181,079
Accounts Receivable, net        5,335,684    8,078,111   15,744,096   15,179,194   10,066,439   11,849,314
Inventory                      24,954,618   47,465,261   32,673,901   46,520,973   50,257,955   53,719,844
Due From Related Parties                0            0    1,442,097    1,130,966    1,974,008    1,216,925
Other Current Assets            1,987,169    1,964,954      520,574      506,435      277,942      224,416
Net Assets held for Sale       13,075,711    1,000,000            0            0            0            0
                               ----------  -----------  -----------  -----------  -----------  -----------
   Total Current Assets        52,390,080   61,583,648   54,810,616   64,724,127   64,223,117   71,348,223
                               ----------  -----------  -----------  -----------  -----------  -----------
Land                            2,400,000    3,858,000    2,776,096    2,400,000    2,400,000    2,400,000
Buildings                       1,000,000    3,293,000    4,384,864    1,000,000    1,000,000    1,000,000
Leasehold Improvements          1,025,038    1,302,111    2,023,686    1,826,822    1,505,485    1,646,585
Furniture & Fixtures              894,866    1,224,039      758,820      766,409    1,130,984    1,170,243
Equipment                       2,071,931    1,493,092    1,177,776    1,051,845    1,441,160    1,775,217
                               ----------  -----------  -----------  -----------  -----------  -----------
   Total                        7,391,835   11,170,242   11,121,242    7,045,076    7,477,629    7,992,045
Less: Accumulated
   Depreciation                (1,978,472)  (2,415,259)  (2,220,024)  (2,106,531)  (2,578,570)  (2,964,021)
                               ----------  -----------  -----------  -----------  -----------  -----------
   NET FIXED ASSETS             5,413,363    8,754,983    8,901,218    4,938,545    4,899,059    5,028,024
                               ----------  -----------  -----------  -----------  -----------  -----------
Net Investment in Direct                                                                           285,495
   Financing Leases               508,084      205,992      191,053      233,937       62,773
Deferred Income Taxes             125,000      645,000    1,576,000    1,576,000    1,576,000    1,459,535
Goodwill                        7,533,856   13,909,058   13,589,000   13,589,000   13,589,000    5,260,000
Due From Related Parties                0            0            0            0      541,741      493,745
Due From Officer                        0      347,765    1,595,549    1,395,358    1,395,358    1,395,358
Notes Receivable & Other
   Assets                       2,348,948    1,334,951    1,666,081      790,374    1,325,891      744,087
                               ----------  -----------  -----------  -----------  -----------  -----------
   Total Other Assets          10,515,888   16,442,766   18,617,683   17,584,669   18,490,763    9,638,220
                               ----------  -----------  -----------  -----------  -----------  -----------
TOTAL ASSETS                   68,319,331   86,781,397   82,329,517   87,247,341   87,612,939   86,014,467
                               ==========  ===========  ===========  ===========  ===========  ===========
LIABILITIES & EQUITY
Notes Payable - Floor Plan     21,661,654   45,214,444   33,963,903   46,224,707   49,599,366   51,380,310
Notes Payable - Other                   0    1,250,001            0            0            0            0
Line of Credit                          0      500,000      500,000            0            0            0
Current Maturities of LTD         758,150      866,120      912,221      675,452      701,741      895,409
Accounts Payable                6,655,560    4,940,132    9,318,409    6,727,578    7,761,992    8,565,886
Accrued Expenses                1,853,481    4,222,609    5,950,762    6,991,326    4,955,215    8,018,320
Customer Deposits & Other
   Currant Liabilities            839,870      701,963      770,671      978,981      567,846      548,749
                               ----------  -----------  -----------  -----------  -----------  -----------
   Total Current Liabilities   31,768,715   57,695,269   51,415,966   61,598,044   63,586,160   69,408,674
                               ----------  -----------  -----------  -----------  -----------  -----------
LTD                             7,416,784   10,411,443    9,853,587    7,701,700    7,156,125    6,910,269
Obligations Under Capital
   Leases                               0    3,011,821    3,111,643            0            0            0
Other Liabilities                 216,237       62,894            0            0            0            0
                               ----------  -----------  -----------  -----------  -----------  -----------
   Total Other Liabilities      7,633,021   13,486,158   12,965,230    7,701,700    7,156,125    6,910,269
                               ----------  -----------  -----------  -----------  -----------  -----------
TOTAL LIABILITIES              39,401,736   71,181,427   64,381,196   69,299,744   70,742,285   76,318,943
                               ----------  -----------  -----------  -----------  -----------  -----------
Preferred Stock                     5,000        5,000        1,000            0            0            0
Common Stock                      160,198      260,859       79,943       95,643       97,020       97,200
Unearned Stock-Based
   Compensation                         0     (284,391)    (115,946)           0            0            0
Additional Paid-in Capital     30,593,905   39,210,271   39,964,363   40,123,765   40,175,709   40,189,749
Cumulative Currency
   Translation Adjustment          (6,204)           0            0            0            0            0
Treasury Stock, at cost          (263,580)    (894,970)  (1,963,764)  (1,963,764)  (1,963,764)  (2,315,152)
Retained Earnings (Deficit)    (1,571,724) (22,696,799) (20,017,275) (20,308,047) (21,438,311) (28,276,273)
                               ----------  -----------  -----------  -----------  -----------  -----------
   Total Equity                28,917,595   15,599,970   17,948,321   17,947,597   16,870,654    9,695,524
                               ----------  -----------  -----------  -----------  -----------  -----------
TOTAL LIABILITIES & EQUITY     68,319,331   86,781,397   82,329,517   87,247,341   87,612,939   86,014,467
                               ==========  ===========  ===========  ===========  ===========  ===========

                                6 MONTHS     6 MONTHS       TTM
                                HISTORY      HISTORY      HISTORY
                                06/30/05     06/30/04     06/30/05
                              -----------  -----------  -----------

ASSETS
Cash & Equivalents              2,152,998    4,327,105    2,152,996
Net Investment in Direct
   Financing Leases, current      145,078      159,774      145,078
Accounts Receivable, net       19,153,071   13,576,539   19,153,071
Inventory                      59,342,031   49,808,971   59,342,031
Due From Related Parties           45,303    1,636,331       45,303
Other Current Assets              194,449      252,514      194,449
Net Assets held for Sale                0            0            0
                              -----------  -----------  -----------
   Total Current Assets        81,032,930   69,761,234   81,032,930
                              -----------  -----------  -----------
Land
Buildings
Leasehold Improvements
Furniture & Fixtures
Equipment

   Total
Less: Accumulated
   Depreciation

   NET FIXED ASSETS             5,058,551    4,823,358    5,058,551
                              -----------  -----------  -----------
Net Investment in Direct          240,292       29,919      240,292
   Financing Leases
Deferred Income Taxes           1,459,535    1,576,000    1,459,535
Goodwill                        5,260,000   13,376,000    5,260,000
Due From Related Parties          469,745            0      469,745
Due From Officer                1,395,358    1,395,358    1,395,358
Notes Receivable & Other
   Assets                         892,733      234,097      892,733
                              -----------  -----------  -----------
   Total Other Assets           9,717,663   16,611,374    9,717,663
                              -----------  -----------  -----------
TOTAL ASSETS                   95,809,144   91,195,966   95,809,144
                              ===========  ===========  ===========
LIABILITIES & EQUITY
Notes Payable - Floor Plan     56,147,534   49,679,231   56,147,534
Notes Payable - Other                   0            0            0
Line of Credit                          0            0            0
Current Maturities of LTD       2,188,587    1,964,464    2,188,587
Accounts Payable                8,829,800    9,182,149    8,829,800
Accrued Expenses               10,506,522    6,202,043   10,506,522
Customer Deposits & Other
   Currant Liabilities            542,227      600,521      542,227
                              -----------  -----------  -----------
   Total Current Liabilities   78,214,670   67,628,408   78,214,670
                              -----------  -----------  -----------
LTD                             5,548,911    5,627,446    5,548,911
Obligations Under Capital
   Leases                               0            0            0
Other Liabilities                       0            0            0
                              -----------  -----------  -----------
   Total Other Liabilities      5,548,911    5,627,446    5,548,911
                              -----------  -----------  -----------
TOTAL LIABILITIES              83,763,581   73,255,854   83,763,581
                              -----------  -----------  -----------
Preferred Stock                         0            0            0
Common Stock                       97,380       97,200       97,380
Unearned Stock-Based
   Compensation                         0            0            0
Additional Paid-in Capital     40,207,569   40,189,749   40,207,569
Cumulative Currency
   Translation Adjustment               0            0            0
Treasury Stock, at cost        (2,315,152)  (1,963,764)  (2,315,152)
Retained Earnings (Deficit)   (25,944,234) (20,383,073) (25,944,234)
                              -----------  -----------  -----------
   Total Equity                12,045,563   17,940,112   12,045,563
                              -----------  -----------  -----------
TOTAL LIABILITIES & EQUITY     95,809,144   91,195,966   95,809,144
                              ===========  ===========  ===========

                                                                     EXHIBIT B-2

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                           COMMON-SIZED BALANCE SHEETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                     3 MONTHS  6 MONTHS     TTM
                                               HISTORY  HISTORY  HISTORY  HISTORY  HISTORY  HISTORY   HISTORY   HISTORY   HISTORY
                                                 1999     2000     2001     2002     2003     2004   03/31/05  06/30/05  06/30/05
                                               -------  -------  -------  -------  -------  -------  --------  --------  --------

ASSETS

Cash & Equivalents                                9.7%     3.2%     5.2%     1.4%     1.6%     4.8%     2.2%      2.2%      2.2%
Net Investment in Direct Financing Leases,
   current                                        0.6%     0.3%     0.2%     0.2%     0.2%     0.2%     0.3%      0.2%      0.2%
Accounts Receivable, net                          7.8%     9.3%    19.1%    17.4%    11.5%    13.8%    16.4%     20.0%     20.0%
Inventory                                        36.5%    54.7%    39.7%    53.3%    57.4%    62.5%    64.6%     61.9%     61.9%
Due From Related Parties                          0.0%     0.0%     1.8%     1.3%     2.3%     1.4%     0.4%      0.0%      0.0%
Other Current Assets                              2.9%     2.3%     0.6%     0.6%     0.3%     0.3%     0.0%      0.2%      0.2%
Net Assets held for Sale                         19.1%     1.2%     0.0%     0.0%     0.0%     0.0%     0.0%      0.0%      0.0%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
   Total Current Assets                          76.7%    71.0%    66.6%    74.2%    73.3%    82.9%    84.0%     84.6%     84.6%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
Land                                              3.5%     4.4%     3.4%     2.8%     2.7%
Buildings                                         1.5%     3.8%     5.3%     1.1%     1.1%
Leasehold Improvements                            1.5%     1.5%     2.5%     2.1%     1.7%
Furniture & Fixtures                              1.3%     1.4%     0.9%     0.9%     1.3%
Equipment                                         3.0%     1.7%     1.4%     1.2%     1.6%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
   Total                                         10.8%    12.9%    13.5%     8.1%     8.5%     9.3%     0.0%      0.0%      0.0%
Less: Accumulated Depreciation                   -2.9%    -2.8%    -2.7%    -2.4%    -2.9%    -3.4%     0.0%      0.0%      0.0%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
   NET FIXED ASSETS                               7.9%    10.1%    10.8%     5.7%     5.6%     5.8%     5.4%      5.3%      5.3%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
Net Investment in Direct Financing Leases         0.7%     0.2%     0.2%     0.3%     0.1%     0.3%     0.2%      0.3%      0.3%
Deferred Income Taxes                             0.2%     0.7%     1.9%     1.8%     1.8%     1.7%     1.6%      1.5%      1.5%
Goodwill                                         11.0%    16.0%    16.5%    15.6%    15.5%     6.1%     5.8%      5.5%      5.5%
Due From Related Parties                          0.0%     0.0%     0.0%     0.0%     0.6%     0.6%     0.5%      0.5%      0.5%
Due From Officer                                  0.0%     0.4%     1.9%     1.6%     1.6%     1.6%     1.5%      1.5%      1.5%
Notes Receivable & Other Assets                   3.4%     1.5%     2.0%     0.9%     1.5%     0.9%     0.9%      0.9%      0.9%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
   Total Other Assets                            15.4%    18.9%    22.6%    20.2%    21.1%    11.2%    10.6%     10.1%     10.1%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
TOTAL ASSETS                                    100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%    100.0%    100.0%
                                                =====    =====    =====    =====    =====    =====    =====     =====     =====
LIABILITIES & EQUITY

Notes Payable - Floor Plan                       31.7%    52.1%    41.3%    53.0%    56.6%    59.7%    63.5%     58.6%     58.6%
Notes Payable - Other                             0.0%     1.4%     0.0%     0.0%     0.0%     0.0%     0.0%      0.0%      0.0%
Line of Credit                                    0.0%     0.6%     0.6%     0.0%     0.0%     0.0%     0.0%      0.0%      0.0%
Current Maturities of LTD                         1.1%     1.0%     1.1%     0.8%     0.8%     1.0%     2.5%      2.3%      2.3%
Accounts Payable                                  9.7%     5.7%    11.3%     7.7%     8.9%    10.0%     9.6%      9.2%      9.2%
Accrued Expenses                                  2.7%     4.9%     7.2%     8.0%     5.7%     9.3%     6.8%     11.0%     11.0%
Customer Deposits & Other Current Liabilities     1.2%     0.8%     0.9%     1.1%     0.6%     0.6%     0.5%      0.6%      0.6%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
   Total Current Liabilities                     46.5%    66.5%    62.5%    70.6%    72.6%    80.7%    82.9%     81.6%     81.6%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
LTD                                              10.9%    12.0%    12.0%     8.8%     8.2%     8.0%     6.1%      5.8%      5.8%
Obligations Under Capital Leases                  0.0%     3.5%     3.8%     0.0%     0.0%     0.0%     0.0%      0.0%      0.0%
Other Liabilities                                 0.3%     0.1%     0.0%     0.0%     0.0%     0.0%     0.0%      0.0%      0.0%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
   Total Other Liabilities                       11.2%    15.5%    15.7%     8.8%     8.2%     8.0%     6.1%      5.8%      5.8%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
TOTAL LIABILITIES                                57.7%    82.0%    78.2%    79.4%    80.7%    88.7%    89.0%     87.4%     87.4%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
Preferred Stock                                   0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%      0.0%      0.0%
Common Stock                                      0.2%     0.3%     0.1%     0.1%     0.1%     0.1%     0.1%      0.1%      0.1%
Unearned Stock-Based Compensation                 0.0%    -0.3%    -0.1%     0.0%     0.0%     0.0%     0.0%      0.0%      0.0%
Additional Paid-in Capital                       44.8%    45.2%    48.5%    46.0%    45.9%    46.7%    44.5%     42.0%     42.0%
Cumulative Currency Translation Adjustment        0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%      0.0%      0.0%
Treasury Stock, at cost                          -0.4%    -1.0%    -2.4%    -2.3%    -2.2%    -2.7%    -2.6%     -2.4%     -2.4%
Retained Earnings (Deficit)                      -2.3%   -26.2%   -24.3%   -23.3%   -24.5%   -32.9%   -31.0%    -27.1%    -27.1%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
   Total Equity                                  42.3%    18.0%    21.8%    20.6%    19.3%    11.3%    11.0%     12.6%     12.6%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
TOTAL LIABILITIES & EQUITY                      100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%    100.0%    100.0%
                                                =====    =====    =====    =====    =====    =====    =====     =====     =====

                                                                       EXHIBIT C

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                        COMPARATIVE CASH FLOW STATEMENTS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                                       6 MONTHS
                                                        HISTORY      HISTORY      HISTORY      HISTORY     HISTORY      HISTORY
                                                          2000         2001         2002        2003         2004      06/30/05
                                                      -----------  -----------  -----------  ----------  -----------  ----------

CASH FLOW FROM OPERATING ACTIVITIES
Net Income                                            (21,125,075)   2,679,524     (290,772) (1,130,264)  (6,837,962)  2,332,039
Adjustments to reconcile Net Income to Net Cash
   Provided from Operating Activities
Depreciation & Amortization                             1,091,787      869,313      792,947     362,405      424,773     231,023

(Inc.) Dec. in Net Investment in Direct Financing
   Leases, current                                        122,434      153,888      (29,433)    (48,756)      32,232      36,001
(Inc.) Dec. in Accounts Receivable, net                (2,742,427)  (7,665,985)     564,902   5,112,755   (1,782,875) (7,303,757)
(Inc.) Dec. in Inventory                              (22,510,643)  14,791,360  (13,847,072) (3,736,982)  (3,461,889) (5,622,187)
(Inc.) Dec. in Due From Related Parties                         0   (1,442,097)     311,131    (843,042)     757,083   1,171,622
(Inc.) Dec. in Other Current Assets                        22,215    1,444,380       14,139     228,493       53,526      29,967
(Inc.) Dec. in Net Assets held for Sale                12,075,711    1,000,000            0           0            0           0
Inc. (Dec.) in Notes Payable - Floor Plan              23,552,790  (11,250,541)  12,260,804   3,374,659    1,780,944   4,767,224
Inc. (Dec.) in Notes Payable - Other                    1,250,001   (1,250,001)           0           0            0           0
Inc. (Dec.) in Line of Credit                             500,000            0     (500,000)          0            0           0
Inc. (Dec.) in Accounts Payable                        (1,715,428)   4,378,277   (2,590,831)  1,034,414      803,894     263,914
Inc. (Dec.) in Accrued Expenses                         2,369,128    1,728,153    1,040,564  (2,036,111)   3,063,105   2,488,202
Inc. (Dec.) in Customer Deposits & Other Current
   Liabilities                                           (137,907)      68,708      208,310    (411,135)     (19,097)     (6,522)
                                                      -----------  -----------  -----------  ----------  -----------  ----------
Net Cash Provided By (Used In) Operating Activities    (7,247,414)   5,504,979   (2,065,311)  1,906,436   (5,186,266) (1,612,474)
                                                      -----------  -----------  -----------  ----------  -----------  ----------
CASH FLOW FROM INVESTING ACTIVITIES
Capital Expenditures                                   (3,996,620)    (825,235)   3,567,673      39,486     (553,738)   (261,550)
(Inc.) Dec. in Net Investment in Direct Financing
   Leases                                                 302,092       14,939      (42,884)    171,164     (222,722)     45,203
(Inc.) Dec. in Deferred Income Taxes                     (520,000)    (931,000)           0           0      116,465           0
(Inc.) Dec. in Goodwill                                (6,811,989)     129,745     (397,947)   (362,405)   8,329,000           0
(Inc.) Dec. in Due From Related Parties                         0            0            0    (541,741)      47,996      24,000
(Inc.) Dec. in Due From Officer                          (347,765)  (1,247,784)     200,191           0            0           0
(Inc.) Dec. in Notes Receivable & Other Assets          1,013,997     (331,130)     875,707    (535,517)     581,804    (148,646)
Inc. (Dec.) in LTD                                      3,102,629     (511,755)  (2,388,656)   (519,286)     (52,188)    (68,180)
Inc. (Dec.) in Obligations Under Capital Leases         3,011,821       99,822   (3,111,643)          0            0           0
Inc. (Dec.) in Other Liabilities                         (153,343)     (62,894)           0           0            0           0
                                                      -----------  -----------  -----------  ----------  -----------  ----------
Net Cash Provided By (Used In) Investing Activities    (4,399,178)  (3,665,292)  (1,297,559) (1,748,299)   8,246,617    (409,173)
                                                      -----------  -----------  -----------  ----------  -----------  ----------
CASH FLOW FROM FINANCING ACTIVITIES
Adjustment to Reconcile to Retained Earnings                                                                          (6,801,510)
Change in Preferred Stock                                       0       (4,000)      (1,000)          0            0  10,094,837
Change in Common Stock                                    100,661     (180,916)      15,700       1,377          180         180
Change in Unearned Stock-Based Compensation              (284,391)     168,445      115,946           0            0           0
Change in Additional Paid-in Capital                    8,616,366      754,092      159,402      51,944       14,040      17,820
Change in Cumulative Currency Translation Adjustment        6,204            0            0           0            0           0
Change in Treasury Stock, at cost                        (631,390)  (1,068,794)           0           0     (351,388)          0
                                                      -----------  -----------  -----------  ----------  -----------  ----------
Net Cash Provided By (Used In) Financing Activities     7,807,450     (331,173)     290,048      53,321     (337,168)  3,311,327
                                                      -----------  -----------  -----------  ----------  -----------  ----------
NET INCREASE (DECREASE) IN CASH                        (3,839,142)   1,508,514   (3,072,822)    211,458    2,723,183   1,289,680
Beginning Cash                                          6,625,454    2,786,312    4,294,826   1,222,004    1,433,462   2,029,039
                                                      -----------  -----------  -----------  ----------  -----------  ----------
Ending Cash                                             2,786,312    4,294,826    1,222,004   1,433,462    4,156,645   3,318,719
                                                      ===========  ===========  ===========  ==========  ===========  ==========

                                                                       EXHIBIT D

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                           SELECTED FINANCIAL RATIOS*
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  HISTORY     HISTORY    HISTORY    HISTORY   HISTORY   HISTORY
                                                    1999        2000      2001        2002      2003     2004
                                                 ----------  ---------  ---------  ---------  -------  ---------

Liquidity Ratios
   Current Ratio                                        1.6        1.1        1.1        1.1      1.0        1.0
   Quick Ratio                                          0.4        0.2        0.4        0.3      0.2        0.2
   Days' Receivable                                       9          9         15         14       10         11
   Days' Inventory                                       52         64         38         51       57         59
                                                 ----------  ---------  ---------  ---------  -------  ---------
   Operating Cycle                                       61         73         53         65       67         70

   Days' Payable                                         18         12         18         15       15         18

   Working Capital                               20,621,365  3,688,379  3,394,650  3,126,083  636,957  1,939,549
   Total Revenues/Working Capital                      10.2       82.8      110.5      127.3    597.1      204.7

Coverage Ratios
   EBIT/Interest                                        2.8       53.2        2.6        1.1     (0.3)       0.3

Leverage Ratios
   Net Fixed Assets/Total Equity                        0.2        0.6        0.5        0.3      0.3        0.5
   Total Liabilities (Debt)/Total Equity                1.4        4.6        3.6        3.9      4.2        7.9

Profitability Ratios
   % Profit Before Taxes/Total Equity                   5.9%      17.2%      10.0%       0.6%    -6.2%     -68.2%
   % Profit Before Taxes/Total Assets                   2.5%       3.1%       2.2%       0.1%    -1.2%      -7.7%

Other Ratios
   Total Revenues/Net Fixed Assets                     38.7       36.8       42.1       80.6     77.6       79.0
   Total Revenues/Total Assets                          3.1        3.7        4.6        4.6      4.3        4.6

   % Depreciation & Amortization/Total Revenues         0.6%       0.3%       0.2%       0.2%     0.1%       0.1%

                                                  6 MONTHS   6 MONTHS     TTM
                                                  HISTORY    HISTORY    HISTORY
                                                  06/30/05   06/30/04   06/30/05
                                                 ---------  ---------  ---------

Liquidity Ratios
   Current Ratio                                       1.0        1.0        1.0
   Quick Ratio                                         0.3        0.3        0.3
   Days' Receivable                                     15         13         16
   Days' Inventory                                      54         57         58
                                                 ---------  ---------  ---------
   Operating Cycle                                      69         70         74

   Days' Payable                                        18         18         19

   Working Capital                               2,818,260  2,132,826  2,818,260
   Total Revenues/Working Capital                    167.7      177.0      157.7

Coverage Ratios
   EBIT/Interest                                      10.4        4.0        0.5

Leverage Ratios
   Net Fixed Assets/Total Equity                       0.4        0.3        0.4
   Total Liabilities (Debt)/Total Equity               7.0        4.1        7.0

Profitability Ratios
   % Profit Before Taxes/Total Equity                 56.5%      12.4%     -35.9%
   % Profit Before Taxes/Total Assets                  7.1%       2.4%      -4.5%

Other Ratios
   Total Revenues/Net Fixed Assets                    93.4       78.3       87.9
   Total Revenues/Total Assets                         4.9        4.1        4.6

   % Depreciation & Amortization/Total Revenues        0.1%       0.1%       0.1%

* Unadjusted for non-recurring income and expense.

                                                                       EXHIBIT E

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                              VS. PUBLIC COMPANIES
                              REVENUE & ASSET SIZE

                                                               3 year        5 year
                               Unadjusted  Size of Revenues    Revenues     Revenues              Size of Assets  Market Value of
                                Revenues     Relative to      Compound      Compound     Assets    Relative to     Common Equity
                                  TTM           MAJOR        Growth Rate  Growth Rate     TTM         MAJOR         09/30/2005
                               ----------  ----------------  -----------  -----------  ---------  --------------  ---------------
Company                          ($000)        (times)           (%)          (%)        ($000)      (times)           ($000)
-----------------------------

United Auto Group, Inc.        10,635,953        23.9           15.5%        18.5%     3,572,247       37.3          1,551,920
Lithia Motors, Inc.             2,869,235         6.5            8.1%        11.6%     1,429,355       14.9            558,588
Group 1 Automotive, Inc.        5,947,165        13.4           12.2%        10.6%     1,929,877       20.1            663,799
Sonic Automotive, Inc.          7,801,329        17.6            6.7%         7.5%     3,010,304       31.4            894,089
Hometown Auto Retailers, Inc.     257,737         0.6           -1.5%        -1.6%        61,224        0.6             10,461
                               ----------        ----           ----         ----      ---------       ----
   Median                       5,947,165        13.4            8.1%        10.6%     1,929,877       20.1

MAJOR                             444,472                        3.8%         6.6%        95,809

                                                                       EXHIBIT F

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                              VS. PUBLIC COMPANIES
                   LIQUIDITY RATIOS & CAPITAL STRUCTURE RATIOS

                                     Fiscal Year Ended Closest to             Fiscal Year Ended Closest to
                                                31-Dec                                   31-Dec
                                --------------------------------------   --------------------------------------
                                2000   2001   2002   2003   2004   TTM   2000   2001   2002   2003   2004   TTM
                                ----   ----   ----   ----   ----   ---   ----   ----   ----   ----   ----   ---
                                               (Times)                                  (Times)

Company                                    Current Ratio (a)                         Quick ratio (b)
-----------------------------   --------------------------------------   --------------------------------------

United Auto Group, Inc.          1.1    1.2    1.1    1.1    1.0   1.1    0.2    0.3    0.3    0.2    0.2   0.3
Lithia Motors, Inc.              1.3    1.4    1.3    1.3    1.2   1.2    0.2    0.3    0.2    0.3    0.2   0.2
Group 1 Automotive, Inc.         1.1    1.3    1.1    1.4    1.1   1.1    0.3    0.4    0.3    0.4    0.3   0.3
Sonic Automotive, Inc.           1.3    1.3    1.3    1.3    1.2   1.2    0.3    0.4    0.3    0.3    0.3   0.3
Hometown Auto Retailers, Inc.    1.0    1.1    1.1    1.1    1.1   1.1    0.1    0.3    0.2    0.3    0.2   0.3
                                 ---    ---    ---    ---    ---   ---    ---    ---    ---    ---    ---   ---
   Median                        1.1    1.3    1.1    1.3    1.1   1.1    0.2    0.3    0.3    0.3    0.2   0.3
                                 ---    ---    ---    ---    ---   ---    ---    ---    ---    ---    ---   ---
MAJOR                            1.1    1.1    1.1    1.0    1.0   1.0    0.2    0.4    0.3    0.2    0.2   0.3
                                 ---    ---    ---    ---    ---   ---    ---    ---    ---    ---    ---   ---

                                      Fiscal Year Ended Closest to
                                                31-DEC
                                ---------------------------------------
                                2000   2001   2002   2003   2004   TTM
                                ----   ----   ----   ----   ----   ----
                                               (Times)

Company                               Times Interest Earned (c)*
-----------------------------   ---------------------------------------

United Auto Group, Inc.          2.6    2.8    4.1    4.4    5.0    4.9
Lithia Motors, Inc.              6.0    5.8    9.8   10.7    8.6    7.9
Group 1 Automotive, Inc.         5.3    7.5   11.2    8.4    6.4    6.3
Sonic Automotive, Inc.           3.9    4.9    5.2    4.5    4.6    4.0
Hometown Auto Retailers, Inc.   -0.4    0.9    1.9    2.4    2.1    2.4
                                ----    ---    ---    ---    ---   ----
   Median                        3.9    4.9    5.2    4.5    5.0    4.9
                                ----    ---    ---    ---    ---   ----
MAJOR                           49.8    4.5    3.0    0.1    7.0   11.2
                                ----    ---    ---    ---    ---   ----

                                   Fiscal Year Ended Closest to             Fiscal Year Ended Closest to
                                              31-Dec                                     31-Dec
                                --------------------------------------   --------------------------------------
                                2000   2001   2002   2003   2004   TTM   2000   2001   2002   2003   2004   TTM
                                ----   ----   ----   ----   ----   ---   ----   ----   ----   ----   ----   ---
                                                (Times)                                  (Times)

Company                          Total Liabilities to Total Equity (d)      Current Liab. to Total Equity (e)
-----------------------------   --------------------------------------    -------------------------------------

United Auto Group, Inc.          2.8    2.8    2.8    2.8    2.3   2.3    1.8    1.5    1.7    1.8    1.5   1.5
Lithia Motors, Inc.              2.5    2.3    1.9    2.1    2.1   2.3    1.6    1.4    1.3    1.3    1.3   1.5
Group 1 Automotive Inc.          3.4    1.7    2.2    1.9    2.4   2.2    2.7    1.3    1.8    1.3    1.9   1.8
Sonic Automotive, Inc.           3 0    2.5    2.7    2.8    2.8   2.7    1.8    1.4    1.6    1.7    1.7   1.6
Hometown Auto Retailers, Inc.    2.2    2.0   13.0    8.4    5.8   4.6    1.8    1.5   10.0    6.6    4.9   3.7
                                 ---    ---   ----    ---    ---   ---    ---    ---   ----    ---    ---   ---
   Median                        2.8    2.3    2.7    2.8    2.4   2.3    1.8    1.4    1.7    1.7    1.7   1.6
                                 ---    ---   ----    ---    ---   ---    ---    ---   ----    ---    ---   ---
MAJOR                            4.6    3.6    3.9    4.2    7.9   7.0    3.7    2.9    3.4    3.8    7.2   6.5
                                 ---    ---   ----    ---    ---   ---    ---    ---   ----    ---    ---   ---

                                        Fiscal Year Ended Closest to
                                                   31-Dec
                                --------------------------------------------
                                 2000    2001    2002    2003    2004    TTM
                                -----   -----   -----   -----   -----   -----
                                                   (Times)

Company                               Net Sales to Working Capital (f)
-----------------------------   ---------------------------------------------

United Auto Group, Inc.          55.0    38.2    56.2    99.3   127.8    90.0
Lithia Motors, Inc.              16.8    16.9    18.0    15.7    21.8    18.1
Group 1 Automotive Inc.          65.5    25.8    44.4    16.4    35.0    62.7
Sonic Automotive, Inc.           25.4    24.8    24.3    19.5    28.6    24.3
Hometown Auto Retailers, Inc.   168.0    68.4    66.0    46.3    91.5    65.9
                                -----   -----   -----   -----   -----   -----
   Median                        55.0    25.8    44.4    19.5    35.0    62.7
                                -----   -----   -----   -----   -----   -----
MAJOR                            82.8   110.5   127.3   597.1   204.7   157.7
                                -----   -----   -----   -----   -----   -----

Notes

(a)  Current Assets divided by Current Liabilities. Indicates the extent Current
     Assets cover Current Liabilities. Attention should be paid to MAJOR's vs.
     comparables' median.

(b)  Cash + Receivables divided by Current Liabilities. A more conservative view of creditors protection. Attention should be paid to MAJOR's vs.
     comparables' median.

(c)  (Income before tax + Non-Recurring Expenses + Interest Expense) divided by
     Interest Expense. Measures ability to cover interest payments.

(d)  Total Liabilities divided by Total Equity. Indicates relation of owners'
     Total Equity and creditors position. Ratio should be viewed in light of industry average.

(e)  Current Liabilities divided by Total Equity. Indicates the proportion of all Debt to Total Equity that is current.

(f)  Net Sales divided by Working Capital. Working Capital is defined as
     Current Assets less Current Liabilities.

*    Excludes floor plan interest

                                                                       EXHIBIT G

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                              VS. PUBLIC COMPANIES
                                EFFICIENCY RATIOS

                             Fiscal Year Ended Closest to       Fiscal Year Ended Closest to       Fiscal Year Ended Closest to
                                         31-Dec                             31-Dec                             31-Dec
                          ---------------------------------  ---------------------------------  ---------------------------------
                          2000  2001  2002  2003  2004  TTM  2000  2001  2002  2003  2004  TTM  2000  2001  2002  2003  2004  TTM
                          ----  ----  ----  ----  ----  ---  ----  ----  ----  ----  ----  ---  ----  ----  ----  ----  ----  ---
                                 Day's Receivable (a)                Day's Inventory (b)               Operating Cycle (c)

Company
United Auto Group, Inc.     14    19    16    15    13   14    65    46    58    59    54   51    79    65    75    74    67   65
Lithia Motors, Inc.          7     7     7     6     6    7    82    68    85    77    86  101    90    75    92    83    91  108
Group 1 Automotive, Inc.     4     4     5     5     5    5    63    49    64    65    70   62    67    53    69    70    75   67
Sonic Automotive, Inc.       9    18    17    16    18   17    61    53    63    65    60   57    70    71    80    81    77   75
Hometown Auto Retailers,
   Inc.                      8     7     7     8     7    8    61    49    62    57    70   53    69    57    68    65    77   61
                           ---   ---   ---   ---   ---  ---   ---   ---   ---   ---   ---  ---   ---   ---   ---   ---   ---  ---
   Median                    8     7     7     8     7    8    63    49    63    65    70   57    70    65    75    74    77   67
                           ---   ---   ---   ---   ---  ---   ---   ---   ---   ---   ---  ---   ---   ---   ---   ---   ---  ---
MAJOR                        9    15    14    10    11   16    64    38    51    57    59   58    73    53    65    67    70   74
                           ---   ---   ---   ---   ---  ---   ---   ---   ---   ---   ---  ---   ---   ---   ---   ---   ---  ---

Notes

(a)  Indicates the number of days to collect receivables.

(b)  Indicates the number of days to convert inventory into sales.

(c)  Indicates length of time to convert inventory into cash.

                                                                       EXHIBIT H

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                              VS. PUBLIC COMPANIES
                              PROFITABILITY RATIOS
                                 (EBITDA BASIS)

                                     Fiscal Year Ended Closest to 31-Dec          Fiscal Year Ended Closest to 31-Dec
                                ---------------------------------------------   --------------------------------------
                                   2000   2001   2002   2003   2004    TTM      2000   2001   2002   2003   2004   TTM
                                   ----   ----   ----   ----   ----   ----      ----   ----   ----   ----   ----   ---
                                                  (Percent)                                    (Percent)

Company                         EBITDA Return on Total Invested Capital (a)**      EBITDA Total Return on Assets (b)
-----------------------------   ---------------------------------------------   --------------------------------------

United Auto Group, Inc.            12.5   12.1   12.9   15.0   15.6   16.2       6.2    6.6    6.6    7.0    7.3   7.7
Lithia Motors, Inc.                21.2   16.4   15.4   13.6   13.5   14.2       8.8    7.6    7.0    6.8    7.3   7.1
Group 1 Automotive, Inc.           25.1   24.6   24.7   19.0   17.4   18.4       8.9   11.4    9.2    9.5    7.2   7.7
Sonic Automotive, Inc.             19.2   18.5   17.6   14.6   14.9   13.9      10.2   10.6    9.5    7.6    7.4   7.2
Hometown Auto Retailers, Inc.       2.6    7.9   22.3   23.5   16.8   21.2       1.2    4.0    6.5    7.2    5.7   8.5
                                   ----   ----   ----   ----   ----   ----      ----   ----    ---    ---    ---   ---
   Median                          19.2   16.4   17.6   15.0   15.6   16.2       8.8    7.6    7.0    7.2    7.3   7.7
                                   ----   ----   ----   ----   ----   ----      ----   ----    ---    ---    ---   ---
MAJOR                              11.5   18.7   14.1    1.7   31.9   43.3       4.2    7.3    4.3    0.5    6.5   8.9
                                   ----   ----   ----   ----   ----   ----      ----   ----    ---    ---    ---   ---

                                  Fiscal Year Ended Closest to 31-Dec      Fiscal Year Ended Closest to 31-Dec
                                --------------------------------------   ---------------------------------------
                                2000   2001   2002   2003   2004   TTM   2000   2001   2002   2003   2004    TTM
                                ----   ----   ----   ----   ----   ---   ----   ----   ----   ----   ----   ----
                                               (Percent)                                (Percent)

Company                                    EBITDA Margin (c)                         Gross Margin (d)
-----------------------------   --------------------------------------   ---------------------------------------

United Auto Group, Inc.          2.4    2.8    2.6    2.6    2.6   2.6   14.1   -4.6   14.4   14.5   14.7   14.8
Lithia Motors, Inc.              3.3    2.9    2.9    3.0    3.3   3.5   16.1   16.4   15.7   16.0   16.8   17.0
Group 1 Automotive, Inc.         2.7    3.0    3.1    3.2    2.6   2.5   14.7   15.2   15.5   16.0   15.3   15.4
Sonic Automotive, Inc.           3.3    3.5    3.5    2.9    2.9   2.8   15.0   15.6   15.7   15.3   15.4   15.3
Hometown Auto Retailers, Inc.    0.4    1.2    1.5    1.7    1.6   2.0   13.6   14.4   14.3   14.2   14.3   14.5
                                 ---    ---    ---    ---    ---   ---   ----   ----   ----   ----   ----   ----
   Median                        2.7    2.9    2.9    2.9    2.6   2.6   14.7   15.2   15.5   15.3   15.3   15.3
                                 ---    ---    ---    ---    ---   ---   ----   ----   ----   ----   ----   ----
MAJOR                            1.1    1.6    0.9    0.1    1.4   1.9   15.9   16.2   16.1   15.9   16.3   16.3
                                 ---    ---    ---    ---    ---   ---   ----   ----   ----   ----   ----   ----

                                  Fiscal Year Ended Closest to 31-Dec
                                ---------------------------------------
                                2000    2001   2002   2003   2004   TTM
                                ----   -----   ----   ----   ----   ---
                                               (Percent)

Company                                  Operating Margin (e)*
-----------------------------   ---------------------------------------

United Auto Group, Inc.          2.9   -18.2    2.6    2.8    2.7   2.6
Lithia Motors, Inc.              3.9     3.2    3.1    3.2    3.5   3.8
Group 1 Automotive, Inc.         3.3     3.3    3.5    3.6    2.9   2.9
Sonic Automotive, Inc.           3.7     3.6    3.7    3.0    3.0   2.9
Hometown Auto Retailers, Inc.   -0.3     1.4    1.7    1.8    1.7   2.2
                                ----   -----    ---   ----    ---   ---
   Median                        3.3     3.2    3.1    3.0    2.9   2.9
                                ----   -----    ---   ----    ---   ---
MAJOR                            0.8     0.8    0.3   -0.1    0.6   1.1
                                ----   -----    ---   ----    ---   ---

Notes

EBITDA = Earnings Before Interest Expense, Taxes, Depreciation & Amortization

(a)  EBITDA + non-recurring expenses, divided by B.V. of total invested capital

(b)  EBITDA + non-recurring expenses, divided by total assets

(c)  EBITDA + non-recurring expenses, divided by net sales

(d)  Gross Profit divided by Net Sales.

(e)  Unadjusted Operating Income divided by net sales

**   Excludes Floor Plan Debt

*    Not adjusted for non-recurring expenses, depreciation and amortization.

                                                                       EXHIBIT I

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
    SUMMARY COMPARISON OF FLOOR PLAN FINANCING MARGINS TO GUIDELINE COMPANIES
                            AS OF SEPTEMBER 30, 2005

                                                                                                  Group 1
                                         Hometown Auto     United Auto Group,       Lithia      Automotive,     Sonic Automotive,
                              Major     Retailers, Inc.          Inc.            Motors, Inc.       Inc.               Inc.
                          ------------  ---------------  ---------------------  -------------  -------------  ---------------------

Floor Plan Interest Rate
(range from most recent
   10-K)                  3.5% to 6.75%   4.94% TO 7%    4.22% (Weighted Avg.)  4.05% to 5.15% 3.45% TO 4.15% 2.88% (Weighted Avg.)
Debt/Market Value of
   Invested Capital*           39%            57%                 28%                34%            24%                46%
(Excluding Floor Plan)

*    Actual debt (excluding floor plan debt) divided by the market value of invested capital.

                                                                       EXHIBIT J

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                             SUMMARY OF ADJUSTMENTS
                                   (IN 000'S)

                                                            2000      2001      2002     2003      2004      TTM
                                                           ------   -------   -------   ------   -------   ------

MAJOR
Add Back Litigation Costs                                     200     1,086     1,348                550      550
Less: Normalized Level of Litigation Costs                   (200)     (200)     (200)    (200)     (200)    (200)
Add Back Historical Officers' Compensation                    889     2,434     1,996    1,978     4,216    4,909
Less: Normalized Level of Officers' Compensation           (1,066)   (1,098)   (1,131)  (1,165)   (1,200)  (1,236)
Less: Credit Enhancement to Bruce Bendell                                        (160)    (290)     (450)    (450)
Add: Goodwill Impairment                                                                           8,116    8,116
                                                           ------   -------   -------   ------   -------   ------
Non-Recurring Expenses (Pre-tax)                             (177)    2,222     1,853      323    11,032   11,690
                                                           ======   =======   =======   ======   =======   ======
United Auto Group, Inc.
Less: Preferred Stock Dividends (pre-tax)                  (7,452)  (13,817)  (10,488)
Non-Recurring Contract Termination Expense                                     22,839
Non-Recurring Gain on Sale of Investment                                                         (11,469)  (4,858)
Non-Recurring Severance Charge                                                                              1,900
                                                           ------   -------   -------            -------   ------
Non-Recurring Expenses (Pre-Tax)                           (7,452)  (13,817)   12,351            (11,469)  (2,958)
                                                           ======   =======   =======            =======   ======
Group 1 Automotive, Inc.
Gain on Sale of Franchise                                  (1,048)               (414)
Non-Recurring Unfavorable Medical Claim Expense             1,500
Losses on Repurchases of Senior Subordinated Notes                              1,173              6,381
Add: Non-Recurring Florida Dealers Hurricane Charges                                               3,500    3,500
Add: Non-Recurring Goodwill Impairment                                                            44,711   44,711
Add: Expenses Accrued for Possible Litigation Settlement                                           1,500    1,500
                                                           ------             -------            -------   ------
Non-Recurring Expenses (Pre-Tax)                              452                 759             56,092   49,711
                                                           ======             =======            =======   ======
Sonic Automotive, Inc.
(Gain)/Loss on Retirement of Debt                                              (3,144)  13,928
Impairment of Franchise Agreements                                                         500     1,075    1,075
                                                                              -------   ------   -------   ------
Non-Recurring Expenses (Pre-Tax)                                               (3,144)  14,428     1,075    1,075
                                                                              =======   ======   =======   ======
Hometown Auto Retailers, Inc.
Add: Non-Recurring Legal Fees                               1,200
Add: Non-Recurring Default of Livery Loans                    825
Add: Non-Recurring Write-off of Receivables                   700
Add: Non-Recurring Reserve for future legal expenses          775
Less: Non-Recurring Income from disposal car franchise                 (254)
Add: Valuation adjustment for CarDay.com                              3,258
Less: Non-Recurring Insurance Claim Proceeds                                      (40)      (8)
Add: Write-Off on the Impairment of Assets                                        150
Less: Gain on Sale of Sales and Service Franchise                                         (936)
Less: Oldsmobile Termination Payment                                                                (127)    (127)
Less: Gain on Disposal of Dealership                                                                         (587)
                                                           ------   -------   -------   ------   -------   ------
Non-Recurring Expenses (Pre-Tax)                            3,500     3,004       110     (944)     (127)    (714)
                                                           ======   =======   =======   ======   =======   ======

                                                                       EXHIBIT K

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                              VS. PUBLIC COMPANIES
            FIVE YEAR EBITDA AND TOTAL INVESTED CAPITAL GROWTH RATES
                                       and
               COMPARATIVE PRICE-TO-TOTAL INVESTED CAPITAL RATIOS
                                 (EBITDA BASIS)

                                      Fiscal Year Ended Closest to
                                                 31-Dec                      Trailing
                               -------------------------------------------   12 months
                                 2000     2001     2002     2003     2004   Closest to   Five-Year    Three-Year
                               -------  -------  -------  -------  -------  09/30/2005    Compound     Compound
Company                            Aggregate Adjusted EBITDA ($000) (a)       ($000)    Growth Rate  Growth Rate
-----------------------------  -------------------------------------------  ----------  -----------  -----------

United Auto Group, Inc.        109,953  129,370  176,924  221,630  258,956    276,447      20.2%        16.0%
Lithia Motors, Inc.             55,057   50,614   66,018   74,872   91,768    101,825      13.1%        15.5%
Group 1 Automotive, Inc.        97,816  120,643  130,225  142,644  141,013    148,465       8.7%         4.5%
Sonic Automotive, Inc.         181,440  191,701  225,188  203,241  214,690    217,335       3.7%        -1.2%
Hometown Auto Retailers, Inc.    3,270    4,179    4,694    4,198    5,231      5,231       9.9%         3.7%
                               -------  -------  -------  -------  -------    -------      ----         ----
MAJOR                            3,652    6,031    3,713      417    5,586      8,561      18.6%        32.1%
                               -------  -------  -------  -------  -------    -------      ----         ----

                                           Fiscal Year Ended Closest to
                                                       31-Dec
                               ---------------------------------------------------   Trailing
                                 2000      2001       2002       2003       2004     12 months
                               -------  ---------  ---------  ---------  ---------  Closest to   Five-Year    Three-Year
                                    Total Book Value (Total Invested Capital)       09/30/2005    Compound     Compound
Company                                            ($000) (b)**                      ($000)**   Growth Rate  Growth Rate
-----------------------------  ---------------------------------------------------  ----------  -----------  -----------

United Auto Group, Inc.        880,565  1,071,533  1,370,597  1,480,097  1,661,372   1,706,605     14.1%         7.6%
Lithia Motors, Inc.            259,703    309,530    429,171    551,692    679,821     717,551     22.5%        18.7%
Group 1 Automotive, Inc.       389,315    489,429    526,264    749,197    808,975     807,996     15.7%        15.4%
Sonic Automotive, Inc.         944,231  1,037,224  1,282,987  1,394,618  1,441,483   1,558,227     10.5%         6.7%
Hometown Auto Retailers, Inc.      N/A     18,773     20,000     25,059     24,694      24,694      N/M          7.3%
                               -------  ---------  ---------  ---------  ---------   ---------     ----         ----
MAJOR                           31,639     32,326     26,325     24,729     17,501      19,783     -9.0%        -9.1%
                               -------  ---------  ---------  ---------  ---------   ---------     ----         ----
                                                   Less: Due from Officer               (1,395)
                                                                                     ---------
                                                   Adjusted BVIC                        18,388
                                                                                     ---------

                                   ** Total
                               Invested Capital  Total Book Value of TIC  Market Value
                                 Market Value         per Share (c)        divided by
                                 per Share at          Closest to             Total
                                09/30/2005 (d)         09/30/2005          Book Value
                               ----------------  -----------------------  ------------

United Auto Group, Inc.             $46.27               $36.56                1.3
Lithia Motors, Inc.                 $43.85               $37.25                1.2
Group 1 Automotive, Inc.            $36.09               $33.40                1.1
Sonic Automotive, Inc.              $40.95               $38.76                1.1
Hometown Auto Retailers, Inc.       $ 3.75               $ 3.83                1.0
MAJOR                               $ 2.32               $ 1.99                1.2

Notes

(a)  EBITDA + non-recurring expenses, including any preferred dividends.

(b)  Total Book Value does include preferred stock.

(c)  Total Book Value per share is derived from TTM data.

(d)  Market Value of Invested Capital is calculated basised on a 5 day average share price for Major and each of the guideline companies.

**   Includes debt (excluding floor plan financing) plus common equity plus preferred stock.

                                                                       EXHIBIT L

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                              VS. PUBLIC COMPANIES
                     FIVE YEAR EBITDA PER SHARE GROWTH RATES
                                       and
                       COMPARATIVE PRICE TO EBITDA RATIOS
                                 (EBITDA BASIS)

                                    Fiscal Year Ended Closest to
                               --------------------------------------                  5-Year        4-Year        3-Year
                                 2000  2001  2002  2003  2004   TTM     Five Year       Avg.*        Avg.**         Avg.^
                                 ----  ----  ----  ----  ----  ----     Compound       EBITDA        EBITDA        EBITDA
Company                        EBITDA per Common Share (Actual $) (a)  Growth Rate  per Share($)  per Share($)  per Share($)
-----------------------------  --------------------------------------  -----------  ------------  ------------  ------------

United Auto Group, Inc.          2.36  2.77  3.79  4.75  5.55  5.92       20.2%          4.56         5.00          5.41
   Shares out: 46,679,887
Lithia Motors, Inc.              2.86  2.63  3.43  3.89  4.76  5.29       13.1%          4.0O         4.34          4.65
   Shares out: 19,264,327
Group 1 Automotive, Inc.         4.04  4.99  5.38  5.90  5.83  6.14        8.7%          5.65         5.81          5.95
   Shares out: 24,194,436
Sonic Automotive, Inc.           4.51  4.77  5.60  5.06  5.34  5.41        3.7%          5.23         5.35          5.27
   Shares out: 40,205,476
Hometown Auto Retailers, Inc.    0.51  0.65  0.73  0.65  0.81  0.81        9.9%          0.73         0.75          0.76
   Shares out: 6,449,389
Major                            0.40  0.65  0.40  0.05  0.61  0.93       18.6%          0.53         0.50          0.53
   Shares out: 9,222,228

                                                             Invest'd Cap'l  Invest'd Cap'l  Invest'd Cap'l  Invest'd Cap'l
                                                              Market Value    Market Value    Market Value    Market Value
                                               **Estimated     divided by      divided by      divided by      divided by
                                 Trailing    Invest'd Cap'l      5-Year          4-Year          3-Year         Trailing
                                   12-mos     Market Value        Avg.            Avg.             Avg.          12-mos.
                                  EBITDA      per Share at       EBITDA          EBITDA          EBITDA          EBITDA
Company                        per Share($)    09/30/2005       per Share       per Share       per Share      per Share
-----------------------------  ------------  --------------  --------------  --------------  --------------  --------------

United Auto Group, Inc.            5.92          $46.27           10.16            9.25           8.56            7.81
   Shares out: 46,679,887
Lithia Motors, Inc.                5.29          $43.85           10.97           10.10           9.44            8.30
   Shares out: 19,264,327
Group 1 Automotive, Inc.           6.14          $36.09            6.39            6.21           6.06            5.88
   Shares out: 24,194,436
Sonic Automotive, Inc.             5.41          $40.95            7.82            7.65           7.77            7.57
   Shares out: 40,205,476
Hometown Auto Retailers, Inc.      0.81          $ 3.75            5.13            4.99           4.94            4.62
   Shares out: 6,449,389
Major                              0.93          $ 2.32            4.40            4.68           4.41            2.50
   Shares out: 9,222,228

Notes

(a) EBITDA plus non-recurring expenses, not tax-affected.

EBITDA = Earnings Before Interest Expense, Taxes, Depreciation & Amortization

*    5-year Average EBITDA based on 2001 through TTM.

**   4-year Average EBITDA based on 2002 through TTM.

^    3-year Average EBITDA based on 2003 through TTM.

**   Includes debt (excluding floor plan financing) plus common equity plus preferred stock.

                                                                       EXHIBIT P

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                             OFFICERS' COMPENSATION
                        FOR THE YEARS ENDING DECEMBER 31,

                                                                                           6 MONTHS   6 MONTHS
                             1999      2000      2001       2002       2003       2004     06/30/05   06/30/04
                          ---------  -------  ---------  ---------  ---------  ---------  ---------  ---------

Bruce Bendell:
Salaries                    278,000  236,000    369,837    500,000    500,000    500,000    250,000    250,000
Bonus                     1,800,000        0    756,665    461,379     77,336    386,455    515,000    175,800
Credit Enhancement                0        0          0    160,000    290,000    450,000    225,000    225,000
                          ---------  -------  ---------  ---------  ---------  ---------  ---------  ---------
   Subtotal               2,078,000  236,000  1,126,502  1,121,379    867,336  1,336,455    990,000    650,800
Harold Bendell:
Salaries                    149,000  150,000    250,000    250,000    250,000    250,000    125,000    125,000
Bonus                       438,000  503,000  1,057,000    624,359    861,000    145,418    509,200    213,500
HB Automotive, Inc.               0        0          0          0          0  2,484,000  1,071,000  1,012,400
                          ---------  -------  ---------  ---------  ---------  ---------  ---------  ---------
   Subtotal                 587,000  653,000  1,307,000    874,359  1,111,000  2,879,418  1,705,200  1,350,900
                          ---------  -------  ---------  ---------  ---------  ---------  ---------  ---------
Total                     2,665,000  889,000  2,433,502  1,995,738  1,978,336  4,215,873  2,695,200  2,001,700
                          =========  =======  =========  =========  =========  =========  =========  =========

                         10-Day Pricing Average Analysis

                                                                       EXHIBIT O

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                               SUMMARY CONCLUSION
                            AS OF SEPTEMBER 30, 2005

                                                    IMPLIED                     IMPLIED       IMPLIED                CALCULATED
                                                    VALUE OF   NON-OPERATING     EQUITY      PER SHARE                PER SHARE
VALUATION METHOD                                   OPERATIONS      ASSET         VALUE     EQUITY VALUE  WEIGHTING  EQUITY VALUE
----------------                                  -----------  -------------  -----------  ------------  ---------  ------------

Guideline Company Method - Book Value of TIC
   (See Exhibit M) *                              $10,650,205    $1,395,358   $12,045,563      $1.31        10.0%       $0.13
Guideline Company Method - 5 Year Average EBITDA
   (See Exhibit M) *                              $16,652,529    $1,395,358   $18,047,887      $1.96        20.0%       $0.39
Guideline Company Method - 4 Year Average EBITDA
   (See Exhibit M) *                              $14,672,516    $1,395,358   $16,067,874      $1.74        20.0%       $0.35
Guideline Company Method - 3 Year Average EBITDA
   (See Exhibit M) *                              $15,772,729    $1,395,358   $17,168,087      $1.86        20.0%       $0.37
Guideline Company Method - TTM (See Exhibit M)*   $30,771,759    $1,395,358   $32,167,117      $3.49        10.0%       $0.35
Market Capitalization (See Exhibit N)             $17,743,566                 $17,743,566      $1.92        20.0%       $0.38
                                                                                                           -----        -----
                                                                                                           100.0%       $1.97
                                                                              -----------                               -----
Equity Value for Major:                                                       $18,000,000                               $1.95
                                                                              ===========                               =====

# Shares Outstanding                                9,222,228

*    With Significant Earning Adjustments.

                                                                       EXHIBIT M

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                              VS. PUBLIC COMPANIES
                      GUIDELINE COMPANY VALUATION MEASURES
                                 (EBITDA BASIS)
                            AS OF SEPTEMBER 30, 2005

                                                           Invest'd
                                                             Cap'l                                                      Invest'd
                                                         Market Value                                                     Cap'l
                                                          divided by   Invest'd Cap'l  Invest'd Cap'l  Invest'd Cap'l    Market
                                             Estimated     Invest'd     Market Value    Market Value    Market Value      Value
                                             Invest'd        Cap'l       divided by      divided by      divided by    divided by
                                               Cap'l      Total BV of      5-Year          4-Year          3-Year       Trailing
                                           Market Value       TIC            Avg.            Avg.            Avg.        12-mos.
                                           per Share at    per Share       EBITDA          EBITDA          EBITDA        EBITDA
Company                                     09/30/2005    09/30/2005      per Share       per Share       per Share     Per Share
-----------------------------              ------------  ------------  --------------  --------------  --------------  ----------

United Auto Group, Inc.                       $46.06         1.26           10.11            9.21           8.52          7.78
   Shares out:                 46,679,887
Lithia Motors, Inc.                           $44.84         1.20           11.21           10.33           9.65          8.48
   Shares out:                 19,264,327
Group 1 Automotive, Inc.                      $36.01         1.08            6.38            6.20           6.05          5.87
   Shares out:                 24,194,436
Sonic Automotive, Inc.                        $40.96         1.06            7.83            7.66           7.78          7.58
   Shares out:                 40,205,476
Hometown Auto Retailers, Inc.                 $ 3.83         1.00            5.25            5.11           5.06          4.73
   Shares out:                  6,449,389                    ----           -----           -----           ----          ----

                            Invest'd
                          Cap'l Total                                                        Trailing
                           BV of TIC    5-Year Avg.      4-Year Avg.      3-Year Avg.        12-mos.
                          09/30/2005       EBITDA           EBITDA           EBITDA           EBITDA
                          -----------   -----------      -----------      -----------      -----------

Major per share amounts   $      1.99   $      0.53      $      0.50      $      0.53      $      0.93
# Shares Outstanding        9,222,228     9,222,228        9,222,228        9,222,228        9,222,228
                          -----------   -----------      -----------      -----------      -----------
Major in aggregate        $18,387,703   $ 4,887,781      $ 4,611,114      $ 4,887,781      $ 8,576,672
Selected Multiples               1.00          4.99 ***         4.86 ***         4.81 ***         4.49 ***
                          -----------   -----------      -----------      -----------      -----------
Total Invested Capital     18,387,703    24,390,027       22,410,014       23,510,227       38,509,257
Less: Debt **             ($7,737,498)  ($7,737,498)     ($7,737,498)     ($7,737,498)     ($7,737,498)
                          -----------   -----------      -----------      -----------      -----------
Equity Value              $10,650,205   $16,652,529      $14,672,516      $15,772,729      $30,771,759

* Major's BVIC per share excludes the note due from shareholder of $1,395,358.

** Excluding Floor Plan Debt

*** Used 95% of Hometown's Multiples

EBITDA = Earnings Before Interest Expense, Taxes, Depreciation & Amortization

Note:

Earnings are adjusted to remove any non-recurring expenses or income

                                                                       EXHIBIT N

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                        MARKET VALUE OF INVESTED CAPITAL
                       VS. BOOK VALUE OF INVESTED CAPITAL
                            AS OF SEPTEMBER 30, 2005

Market Value of Invested Capital
-----------------------------------------------------
Major's 10 Day Average Price as of September 30, 2005   $      1.48
# Shares Outstanding as of 09/13/2005                     9,222,228
                                                        -----------
   Marketable Minority Value of Equity                  $13,648,897
Plus: Control Adjustment @30%                           $ 4,094,669
                                                        -----------
   Equity Value                                         $17,743,566

                                                                     EXHIBIT A-1

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                          COMPARATIVE INCOME STATEMENTS
                        FOR THE YEARS ENDED DECEMBER 31,

                                          HISTORY      HISTORY      HISTORY      HISTORY      HISTORY      HISTORY
                                            1999         2000         2001         2002         2003         2004
                                        -----------  -----------  -----------  -----------  -----------  -----------

Total Revenues                          209,531,993  322,142,231  375,114,505  397,947,494  380,298,852  396,981,562
Less Cost of Goods Sold                 176,121,370  270,874,536  314,506,772  333,809,386  319,655,160  332,455,524
                                        -----------  -----------  -----------  -----------  -----------  -----------
Gross Profit                             33,410,623   51,267,695   60,607,733   64,138,108   60,643,692   64,526,038
Amortization                                518,417      655,000      679,000      395,000            0            0
Depreciation                                647,268      436,787      190,313      397,947      362,405      424,773
Litigation Costs                                  0      199,802    1,085,893    1,348,000            0      550,000
Officers' Compensation                    2,665,000      889,000    2,433,502    1,995,738    1,978,336    4,215,873
Interest Expense-Floor Plan                 796,810    1,749,307    2,349,451    1,695,960    2,187,000    2,000,000
Operating Expenses                       26,127,063   44,600,055   50,929,258   57,238,409   56,384,565   55,090,305
                                        -----------  -----------  -----------  -----------  -----------  -----------
   Total Operating Expenses              30,754,558   48,529,951   57,667,417   63,071,054   60,912,306   62,280,951
                                        -----------  -----------  -----------  -----------  -----------  -----------
Net Operating Income                      2,656,065    2,737,744    2,940,316    1,067,054     (268,614)   2,245,087
Goodwill Impairment                               0            0            0            0            0   (8,116,000)
Other Interest (Expense)/Income, net       (950,110)     (51,497)  (1,141,792)    (961,826)    (779,732)    (737,774)
                                        -----------  -----------  -----------  -----------  -----------  -----------
   Total Other Income/(Expense)            (950,110)     (51,497)  (1,141,792)    (961,826)    (779,732)  (8,853,774)
                                        -----------  -----------  -----------  -----------  -----------  -----------
Pre-Tax Income Before (Loss) from
   Discontinued Ops                       1,705,955    2,686,247    1,798,524      105,228   (1,048,346)  (6,608,687)
   Provision (Benefit) for Income
      Taxes                                 890,000    1,384,000     (291,000)     190,000       81,918      229,275
                                        -----------  -----------  -----------  -----------  -----------  -----------
Net Income from Continuing Operations       815,955    1,302,247    2,089,524      (84,772)  (1,130,264)  (6,837,962)
Loss from Discontinued Operations, net
   of tax benefit                        (4,006,103) (22,427,322)     590,000     (206,000)           0            0
                                        -----------  -----------  -----------  -----------  -----------  -----------
Net Income (Loss)                        (3,190,148) (21,125,075)   2,679,524     (290,772)  (1,130,264)  (6,837,962)
                                        ===========  ===========  ===========  ===========  ===========  ===========

                                          6 MONTHS     6 MONTHS       TTM
                                          HISTORY      HISTORY      HISTORY
                                          06/30/05     06/30/04     06/30/05
                                        -----------  -----------  -----------

Total Revenues                          236,284,937  188,794,842  444,471,657
Less Cost of Goods Sold                 197,250,279  157,691,278  372,014,525
                                        -----------  -----------  -----------
Gross Profit                             39,034,658   31,103,564   72,457,132
Amortization                                      0            0            0
Depreciation                                231,023      185,533      470,263
Litigation Costs                                  0            0      550,000
Officers' Compensation                    2,695,200    2,001,700    4,909,373
Interest Expense-Floor Plan               1,531,480      885,460    2,646,020
Operating Expenses                       30,815,937   26,541,746   59,364,496
                                        -----------  -----------  -----------
   Total Operating Expenses              35,273,640   29,614,439   67,940,152
                                        -----------  -----------  -----------
Net Operating Income                      3,761,018    1,489,125    4,516,980
Goodwill Impairment                               0            0   (8,116,000)
Other Interest (Expense)/Income, net       (360,496)    (373,672)    (724,598)
                                        -----------  -----------  -----------
   Total Other Income/(Expense)            (360,496)    (373,672)  (8,840,598)
                                        -----------  -----------  -----------
Pre-Tax Income Before (Loss) from
   Discontinued Ops                       3,400,522    1,115,453   (4,323,618)
   Provision (Benefit) for Income
      Taxes                               1,068,483       60,215    1,237,543
                                        -----------  -----------  -----------
Net Income from Continuing Operations     2,332,039    1,055,238   (5,561,161)
Loss from Discontinued Operations, net
   of tax benefit                                 0            0            0
                                        -----------  -----------  -----------
Net Income (Loss)                         2,332,039    1,055,238   (5,561,161)
                                        ===========  ===========  ===========

                                                                     EXHIBIT A-2

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                         COMMON-SIZED INCOME STATEMENTS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                      3 MONTHS   6 MONTHS      TTM
                                          HISTORY   HISTORY   HISTORY   HISTORY   HISTORY   HISTORY    HISTORY    HISTORY    HISTORY
                                            1999      2000      2001      2002      2003      2004    03/31/05   06/30/05   06/30/05
                                          -------   -------   -------   -------   -------   -------   --------   --------   --------

Total Revenues                             100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%     100.0%     100.0%
Less Cost of Goods Sold                     84.1%     84.1%     83.8%     83.9%     84.1%     83.7%     83.3%      83.5%      83.7%
                                           -----     -----     -----     -----     -----     -----     -----      -----      -----
Gross Profit                                15.9%     15.9%     16.2%     16.1%     15.9%     16.3%     16.7%      16.5%      16.3%

Amortization                                 0.2%      0.2%      0.2%      0.1%      0.0%      0.0%      0.0%       0.0%       0.0%
Depreciation                                 0.3%      0.1%      0.1%      0.1%      0.1%      0.1%      0.1%       0.1%       0.1%
Litigation Costs                             0.0%      0.1%      0.3%      0.3%      0.0%      0.1%      0.0%       0.0%       0.1%
Officers' Compensation                       1.3%      0.3%      0.6%      0.5%      0.5%      1.1%      0.0%       1.1%       1.1%
Interest Expense - Floor Plan                0.4%      0.5%      0.6%      0.4%      0.6%      0.5%      0.7%       0.6%       0.6%
Operating Expenses                          12.5%     13.8%     13.6%     14.4%     14.8%     13.9%     15.3%      13.0%      13.4%
                                           -----     -----     -----     -----     -----     -----     -----      -----      -----
   Total Operating Expenses                 14.7%     15.1%     15.4%     15.8%     16.0%     15.7%     16.1%      14.9%      15.3%
                                           -----     -----     -----     -----     -----     -----     -----      -----      -----
Net Operating Income                         1.3%      0.8%      0.8%      0.3%     -0.1%      0.6%      0.5%       1.6%       1.0%

Goodwill Impairment                          0.0%      0.0%      0.0%      0.0%      0.0%     -2.0%      0.0%       0.0%      -1.8%
Other Interest (Expense)/Income, net        -0.5%      0.0%     -0.3%     -0.2%     -0.2%     -0.2%     -0.2%      -0.2%      -0.2%
                                           -----     -----     -----     -----     -----     -----     -----      -----      -----
   Total Other Income/(Expense)             -0.5%      0.0%     -0.3%     -0.2%     -0.2%     -2.2%     -0.2%      -0.2%      -2.0%
                                           -----     -----     -----     -----     -----     -----     -----      -----      -----
Pre-Tax Income Before (Loss) From
   Discontinued Ops                          0.8%      0.8%      0.5%      0.0%     -0.3%     -1.7%      0.4%       1.4%      -1.0%
   Provision (Benefit) for Income Taxes      0.4%      0.4%     -0.1%      0.0%      0.0%      0.1%      0.1%       0.5%       0.3%
                                           -----     -----     -----     -----     -----     -----     -----      -----      -----
Net Income From Continuing Operations        0.4%      0.4%      0.6%      0.0%     -0.3%     -1.7%      0.3%       1.0%      -1.3%
Loss from Discontinued Operations,
   net of tax benefit                       -1.9%     -7.0%      0.2%     -0.1%      0.0%      0.0%      0.0%       0.0%       0.0%
                                           -----     -----     -----     -----     -----     -----     -----      -----      -----
Net Income (Loss)                           -1.5%     -6.6%      0.7%     -0.1%     -0.3%     -1.7%      0.3%       1.0%      -1.3%
                                           =====     =====     =====     =====     =====     =====     =====      =====      =====

                                                                     EXHIBIT A-3

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                         INCOME STATEMENT TREND ANALYSIS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                        HISTORY   HISTORY   HISTORY   HISTORY   HISTORY
                                                          2000      2001      2002      2003      2004
                                                        -------   -------   -------   -------   -------

Total Revenues                                            53.7%      16.4%      6.1%     -4.4%      4.4%
Less Cost of Goods Sold                                   53.8%      16.1%      6.1%     -4.2%      4.0%
                                                        ------    -------    ------   -------   -------
Gross Profit                                              53.4%      18.2%      5.8%     -5.4%      6.4%

Amortization                                              26.3%       3.7%    -41.8%   -100.0%      N/A
Depreciation                                             -32.5%     -56.4%    109.1%     -8.9%     17.2%
Litigation Costs                                           N/A      443.5%     24.1%   -100.0%      N/A
Officers' Compensation                                   -66.6%     173.7%    -18.0%     -0.9%    113.1%
Interest Expense - Floor Plan                            119.5%      34.3%    -27.8%     29.0%     -8.6%
Operating Expenses                                        70.7%      14.2%     12.4%     -1.5%     -2.3%
                                                        ------    -------    ------   -------   -------
   Total Operating Expenses                               57.8%      18.8%      9.4%     -3.4%      2.2%
                                                        ------    -------    ------   -------   -------
Net Operating Income                                       3.1%       7.4%    -63.7%   -125.2%    935.8%

Goodwill Impairment                                        N/A        N/A       N/A       N/A       N/A
Other Interest (Expense)/Income, net                      94.6%   -2117.2%     15.8%     18.9%      5.4%
                                                        ------    -------    ------   -------   -------
   Total Other Income/(Expense)                           94.6%   -2117.2%     15.8%     18.9%  -1035.5%
                                                        ------    -------    ------   -------   -------
Pre-tax Income Before (Loss) from Discontinued Ops        57.5%     -33.0%    -94.1%  -1096.3%   -530.4%
   Provision (Benefit) for Income Taxes                   55.5%    -121.0%    165.3%    -56.9%    179.9%
                                                        ------    -------    ------   -------   -------
Net Income from Continuing Operations                     59.6%      60.5%   -104.1%  -1233.3%   -505.0%
Loss from Discontinued Operations, net of tax benefit   -459.8%     102.6%   -134.9%    100.0%      N/A
                                                        ------    -------    ------   -------   -------
Net Income (Loss)                                       -562.2%     112.7%   -110.9%   -288.7%   -505.0%
                                                        ======    =======    ======   =======   =======

                                                                     EXHIBIT B-1

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                           COMPARATIVE BALANCE SHEETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                    HISTORY      HISTORY       HISTORY       HISTORY       HISTORY        HISTORY
                                     1999         2000           2001          2002          2003           2004
                                  ----------   -----------   -----------   -----------   -----------    -----------

ASSETS

Cash & Equivalents                 6,625,454     2,786,312     4,294,826     1,222,004     1,433,462      4,156,645
Net Investment in Direct
   Financing Leases, current         411,444       289,010       135,122       164,555       213,311        181,079
Accounts Receivable, net           5,335,684     8,078,111    15,744,096    15,179,194    10,066,439     11,849,314
Inventory                         24,954,618    47,465,261    32,673,901    46,520,973    50,257,955     53,719,844
Due From Related Parties                   0             0     1,442,097     1,130,966     1,974,008      1,216,925
Other Current Assets               1,987,169     1,964,954       520,574       506,435       277,942        224,416
Net Assets held for Sale          13,075,711     1,000,000             0             0             0              0
                                  ----------   -----------   -----------   -----------   -----------    -----------
   Total Current Assets           52,390,080    61,583,648    54,810,616    64,724,127    64,223,117     71,348,223
                                  ----------   -----------   -----------   -----------   -----------    -----------
Land                               2,400,000     3,858,000     2,776,096     2,400,000     2,400,000      2,400,000
Buildings                          1,000,000     3,293,000     4,384,864     1,000,000     1,000,000      1,000,000
Leasehold Improvements             1,025,038     1,302,111     2,023,686     1,826,822     1,505,485      1,646,585
Furniture & Fixtures                 894,866     1,224,039       758,820       766,409     1,130,984      1,170,243
Equipment                          2,071,931     1,493,092     1,177,776     1,051,845     1,441,160      1,775,217
                                  ----------   -----------   -----------   -----------   -----------    -----------
   Total                           7,391,835    11,170,242    11,121,242     7,045,076     7,477,629      7,992,045
Less: Accumulated Depreciation    (1,978,472)   (2,415,259)   (2,220,024)   (2,106,531)   (2,578,570)    (2,964,021)
                                  ----------   -----------   -----------   -----------   -----------    -----------
   NET FIXED ASSETS                5,413,363     8,754,983     8,901,218     4,938,545     4,899,059      5,028,024
                                  ----------   -----------   -----------   -----------   -----------    -----------
Net Investment in Direct
   Financing Leases                  508,084       205,992       191,053       233,937        62,773        285,495
Deferred Income Taxes                125,000       645,000     1,576,000     1,576,000     1,576,000      1,459,535
Goodwill                           7,533,856    13,909,058    13,589,000    13,589,000    13,589,000      5,260,000
Due From Related Parties                   0             0             0             0       541,741        493,745
Due From Officer                           0       347,765     1,595,549     1,395,358     1,395,358      1,395,358
Notes Receivable & Other Assets    2,348,948     1,334,951     1,666,081       790,374     1,325,891        744,087
                                  ----------   -----------   -----------   -----------   -----------    -----------
   Total Other Assets             10,515,888    16,442,766    18,617,683    17,584,669    18,490,763      9,638,220
                                  ----------   -----------   -----------   -----------   -----------    -----------
TOTAL ASSETS                      68,319,331    86,781,397    82,329,517    87,247,341    87,612,939     86,014,467
                                  ==========   ===========   ===========   ===========   ===========    ===========
LIABILITIES & EQUITY

Notes Payable - Floor Plan        21,661,654    45,214,444    33,963,903    46,224,707    49,599,366     51,380,310
Notes Payable - Other                      0     1,250,001             0             0             0              0
Line of Credit                             0       500,000       500,000             0             0              0
Current Maturities of LTD            758,150       866,120       912,221       675,452       701,741        895,409
Accounts Payable                   6,655,560     4,940,132     9,318,409     6,727,578     7,761,992      8,565,886
Accrued Expenses                   1,853,481     4,222,609     5,950,762     6,991,326     4,955,215      8,018,320
Customer Deposits & Other
   Currant Liabilities               839,870       701,963       770,671       978,981       567,846        548,749
                                  ----------   -----------   -----------   -----------   -----------    -----------
   Total Current Liabilities      31,768,715    57,695,269    51,415,966    61,598,044    63,586,160     69,408,674
                                  ----------   -----------   -----------   -----------   -----------    -----------
LTD                                7,416,784    10,411,443     9,853,587     7,701,700     7,156,125      6,910,269
Obligations Under Capital
   Leases                                  0     3,011,821     3,111,643             0             0              0
Other Liabilities                    216,237        62,894             0             0             0              0
                                  ----------   -----------   -----------   -----------   -----------    -----------
   Total other Liabilities         7,633,021    13,486,158    12,965,230     7,701,700     7,156,125      6,910,269
                                  ----------   -----------   -----------   -----------   -----------    -----------
TOTAL LIABILITIES                 39,401,736    71,181,427    64,381,196    69,299,744    70,742,285     76,318,943
                                  ----------   -----------   -----------   -----------   -----------    -----------
Preferred Stock                        5,000         5,000         1,000             0             0              0
Common Stock                         160,198       260,859        79,943        95,643        97,020         97,200
Unearned Stock-Based
   Compensation                            0      (284,391)     (115,946)            0             0              0
Additional Paid-in Capital        30,593,905    39,210,271    39,964,363    40,123,765    40,175,709     40,189,749
Cumulative Currency Translation
   Adjustment                         (6,204)            0             0             0             0              0
Treasury Stock, at cost             (263,580)     (894,970)   (1,963,764)   (1,963,764)   (1,963,764)    (2,315,152)
Retained Earnings (Deficit)       (1,571,724)  (22,696,799)  (20,017,275)  (20,308,047)  (21,438,311)   (28,276,273)
                                  ----------   -----------   -----------   -----------   -----------    -----------
   Total Equity                   28,917,595    15,599,970    17,948,321    17,947,597    16,870,654      9,695,524
                                  ----------   -----------   -----------   -----------   -----------    -----------
TOTAL LIABILITIES & EQUITY        68,319,331    86,781,397    82,329,517    87,247,341    87,612,939     86,014,467
                                  ==========   ===========   ===========   ===========   ===========    ===========

                                   6 MONTHS      6 MONTHS        TTM
                                   HISTORY       HISTORY       HISTORY
                                   06/30/05      06/30/04      06/30/05
                                 -----------   -----------   -----------

ASSETS
Cash & Equivalents                 2,152,998     4,327,105     2,152,998
Net Investment in Direct
   Financing Leases, current         145,078       159,774       145,078
Accounts Receivable, net          19,153,071    13,576,539    19,153,071
Inventory                         59,342,031    49,808,971    59,342,031
Due From Related Parties              45,303     1,636,331        45,303
Other Current Assets                 194,449       252,514       194,449
Net Assets held for Sale                   0             0             0
                                 -----------   -----------   -----------
   Total Current Assets           81,032,930    69,761,234    81,032,930
                                 -----------   -----------   -----------
Land
Buildings
Leasehold Improvements
Furniture & Fixtures
Equipment

   Total
Less: Accumulated Depreciation
                                 -----------   -----------   -----------
   NET FIXED ASSETS                5,058,551     4,823,358     5,058,551
                                 -----------   -----------   -----------
Net Investment in Direct
   Financing Leases                  240,292        29,919       240,292
Deferred Income Taxes              1,459,535     1,576,000     1,459,535
Goodwill                           5,260,000    13,376,000     5,260,000
Due From Related Parties             469,745             0       469,745
Due From Officer                   1,395,358     1,395,358     1,395,358
Notes Receivable & Other Assets      892,733       234,097       892,733
                                 -----------   -----------   -----------
   Total Other Assets              9,717,663    16,611,374     9,717,663
                                 -----------   -----------   -----------
TOTAL ASSETS                      95,809,144    91,195,966    95,809,144
                                 ===========   ===========   ===========
LIABILITIES & EQUITY
Notes Payable - Floor Plan        56,147,534    49,679,231    56,147,534
Notes Payable - Other                      0             0             0
Line of Credit                             0             0             0
Current Maturities of LTD          2,188,587     1,964,464     2,188,587
Accounts Payable                   8,829,800     9,182,149     8,829,800
Accrued Expenses                  10,506,522     6,202,043    10,506,522
Customer Deposits & Other
   Currant Liabilities               542,227       600,521       542,227
                                 -----------   -----------   -----------
   Total Current Liabilities      78,214,670    67,628,408    78,214,670
                                 -----------   -----------   -----------
LTD                                5,548,911     5,627,446     5,548,911
Obligations Under Capital
   Leases                                  0             0             0
Other Liabilities                          0             0             0
                                 -----------   -----------   -----------
   Total other Liabilities         5,548,911     5,627,446     5,548,911
                                 -----------   -----------   -----------
TOTAL LIABILITIES                 83,763,581    73,255,854    83,763,581
                                 -----------   -----------   -----------
Preferred Stock                            0             0             0
Common Stock                          97,380        97,200        97,380
Unearned Stock-Based
   Compensation                            0             0             0
Additional Paid-in Capital        40,207,569    40,189,749    40,207,569
Cumulative Currency Translation
   Adjustment                              0             0             0
Treasury Stock, at cost           (2,315,152)   (1,963,764)   (2,315,152)
Retained Earnings (Deficit)      (25,944,234)  (20,383,073)  (25,944,234)
                                 -----------   -----------   -----------
   Total Equity                   12,045,563    17,940,112    12,045,563
                                 -----------   -----------   -----------
TOTAL LIABILITIES & EQUITY        95,809,144    91,195,966    95,809,144
                                 ===========   ===========   ===========

                                                                     EXHIBIT B-2

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                           COMMON-SIZED BALANCE SHEETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                      3 MONTHS  6 MONTHS     TTM
                                                HISTORY  HISTORY  HISTORY  HISTORY  HISTORY  HISTORY   HISTORY   HISTORY   HISTORY
                                                  1999     2000     2001     2002     2003     2004   03/31/05  06/30/05  06/30/05
                                                -------  -------  -------  -------  -------  -------  --------  --------  --------

ASSETS

Cash & Equivalents                                9.7%     3.2%     5.2%     1.4%     1.6%     4.8%     2.2%      2.2%      2.2%
Net Investment in Direct Financing Leases,
   current                                        0.6%     0.3%     0.2%     0.2%     0.2%     0.2%     0.3%      0.2%      0.2%
Accounts Receivable, net                          7.8%     9.3%    19.1%    17.4%    11.5%    13.8%    16.4%     20.0%     20.0%
Inventory                                        36.5%    54.7%    39.7%    53.3%    57.4%    62.5%    64.6%     61.9%     61.9%
Due From Related Parties                          0.0%     0.0%     1.8%     1.3%     2.3%     1.4%     0.4%      0.0%      0.0%
Other Current Assets                              2.9%     2.3%     0.6%     0.6%     0.3%     0.3%     0.0%      0.2%      0.2%
Net Assets held for Sale                         19.1%     1.2%     0.0%     0.0%     0.0%     0.0%     0.0%      0.0%      0.0%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
   Total Current Assets                          76.7%    71.0%    66.6%    74.2%    73.3%    82.9%    84.0%     84.6%     84.6%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
Land                                              3.5%     4.4%     3.4%     2.8%     2.7%
Buildings                                         1.5%     3.8%     5.3%     1.1%     1.1%
Leasehold Improvements                            1.5%     1.5%     2.5%     2.1%     1.7%
Furniture & Fixtures                              1.3%     1.4%     0.9%     0.9%     1.3%
Equipment                                         3.0%     1.7%     1.4%     1.2%     1.6%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
   Total                                         10.8%    12.9%    13.5%     8.1%     8.5%     9.3%     0.0%      0.0%      0.0%
Less: Accumulated Depreciation                   -2.9%    -2.8%    -2.7%    -2.4%    -2.9%    -3.4%     0.0%      0.0%      0.0%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
   NET FIXED ASSETS                               7.9%    10.1%    10.8%     5.7%     5.6%     5.8%     5.4%      5.3%      5.3%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
Net Investment in Direct Financing Leases         0.7%     0.2%     0.2%     0.3%     0.1%     0.3%     0.2%      0.3%      0.3%
Deferred Income Taxes                             0.2%     0.7%     1.9%     1.8%     1.8%     1.7%     1.6%      1.5%      1.5%
Goodwill                                         11.0%    16.0%    16.5%    15.6%    15.5%     6.1%     5.8%      5.5%      5.5%
Due From Related Parties                          0.0%     0.0%     0.0%     0.0%     0.6%     0.6%     0.5%      0.5%      0.5%
Due From Officer                                  0.0%     0.4%     1.9%     1.6%     1.6%     1.6%     1.5%      1.5%      1.5%
Notes Receivable & Other Assets                   3.4%     1.5%     2.0%     0.9%     1.5%     0.9%     0.9%      0.9%      0.9%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
   Total Other Assets                            15.4%    18.9%    22.6%    20.2%    21.1%    11.2%    10.6%     10.1%     10.1%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
TOTAL ASSETS                                    100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%    100.0%    100.0%
                                                =====    =====    =====    =====    =====    =====    =====     =====     =====
LIABILITIES & EQUITY

Notes Payable - Floor Plan                       31.7%    52.1%    41.3%    53.0%    56.6%    59.7%    63.5%     58.6%     58.6%
Notes Payable - Other                             0.0%     1.4%     0.0%     0.0%     0.0%     0.0%     0.0%      0.0%      0.0%
Line of Credit                                    0.0%     0.6%     0.6%     0.0%     0.0%     0.0%     0.0%      0.0%      0.0%
Current Maturities of LTD                         1.1%     1.0%     1.1%     0.8%     0.8%     1.0%     2.5%      2.3%      2.3%
Accounts Payable                                  9.7%     5.7%    11.3%     7.7%     8.9%    10.0%     9.6%      9.2%      9.2%
Accrued Expenses                                  2.7%     4.9%     7.2%     8.0%     5.7%     9.3%     6.8%     11.0%     11.0%
Customer Deposits & Other Current Liabilities     1.2%     0.8%     0.9%     1.1%     0.6%     0.6%     0.5%      0.6%      0.6%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
   Total Current Liabilities                     46.5%    66.5%    62.5%    70.6%    72.6%    80.7%    82.9%     81.6%     81.6%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
LTD                                              10.9%    12.0%    12.0%     8.8%     8.2%     8.0%     6.1%      5.8%      5.8%
Obligations Under Capital Leases                  0.0%     3.5%     3.8%     0.0%     0.0%     0.0%     0.0%      0.0%      0.0%
Other Liabilities                                 0.3%     0.1%     0.0%     0.0%     0.0%     0.0%     0.0%      0.0%      0.0%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
   Total Other Liabilities                       11.2%    15.5%    15.7%     8.8%     8.2%     8.0%     6.1%      5.8%      5.8%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
TOTAL LIABILITIES                                57.7%    82.0%    78.2%    79.4%    80.7%    88.7%    89.0%     87.4%     87.4%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
Preferred Stock                                   0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%      0.0%      0.0%
Common Stock                                      0.2%     0.3%     0.1%     0.1%     0.1%     0.1%     0.1%      0.1%      0.1%
Unearned Stock-based Compensation                 0.0%    -0.3%    -0.1%     0.0%     0.0%     0.0%     0.0%      0.0%      0.0%
Additional Paid-in Capital                       44.8%    45.2%    48.5%    46.0%    45.9%    46.7%    44.5%     42.0%     42.0%
Cumulative Currency Translation Adjustment        0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%      0.0%      0.0%
Treasury Stock, at cost                          -0.4%    -1.0%    -2.4%    -2.3%    -2.2%    -2.7%    -2.6%     -2.4%     -2.4%
Retained Earnings (Deficit)                      -2.3%   -26.2%   -24.3%   -23.3%   -24.5%   -32.9%   -31.0%    -27.1%    -27.1%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
   Total Equity                                  42.3%    18.0%    21.8%    20.6%    19.3%    11.3%    11.0%     12.6%     12.6%
                                                -----    -----    -----    -----    -----    -----    -----     -----     -----
TOTAL LIABILITIES & EQUITY                      100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%    100.0%    100.0%
                                                =====    =====    =====    =====    =====    =====    =====     =====     =====

                                                                       EXHIBIT C

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                        COMPARATIVE CASH FLOW STATEMENTS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                                          6 MONTHS
                                                            HISTORY      HISTORY      HISTORY      HISTORY     HISTORY     HISTORY
                                                              2000         2001         2002        2003        2004      06/30/05
                                                          -----------  -----------  -----------  ----------  ----------  ----------

CASH FLOW FROM OPERATING ACTIVITIES
Net Income                                                (21,125,075)   2,679,524     (290,772) (1,130,264) (6,837,962)  2,332,039

Adjustments to reconcile Net Income to Net Cash
   Provided from Operating Activities
Depreciation & Amortization                                 1,091,787      869,313      792,947     362,405     424,773     231,023

(Inc.) Dec. in Net Investment in Direct Financing
   Leases, current                                            122,434      153,888      (29,433)    (48,756)     32,232      36,001
(Inc.) Dec. in Accounts Receivable, net                    (2,742,427)  (7,665,985)     564,902   5,112,755  (1,782,875) (7,303,757)
(Inc.) Dec. in Inventory                                  (22,510,643)  14,791,360  (13,847,072) (3,736,982) (3,461,889) (5,622,187)
(Inc.) Dec. in Due From Related Parties                             0   (1,442,097)     311,131    (843,042)    757,083   1,171,622
(Inc.) Dec. in Other Current Assets                            22,215    1,444,380       14,139     228,493      53,526      29,967
(Inc.) Dec. in Net Assets held for Sale                    12,075,711    1,000,000            0           0           0           0
Inc. (Dec.) in Notes Payable - Floor Plan                  23,552,790  (11,250,541)  12,260,804   3,374,659   1,780,944   4,767,224
Inc. (Dec.) in Notes Payable - Other                        1,250,001   (1,250,001)           0           0           0           0
Inc. (Dec.) in Line of Credit                                 500,000            0     (500,000)          0           0           0
Inc. (Dec.) in Accounts Payable                            (1,715,428)   4,378,277   (2,590,831)  1,034,414     803,894     263,914
Inc. (Dec.) in Accrued Expenses                             2,369,128    1,728,153    1,040,564  (2,036,111)  3,063,105   2,488,202
Inc. (Dec.) in Customer Deposits & Other Current
   Liabilities                                               (137,907)      68,708      208,310    (411,135)    (19,097)     (6,522)
                                                          -----------  -----------  -----------  ----------  ----------  ----------
Net Cash Provided By (Used In) Operating Activities        (7,247,414)   5,504,979   (2,065,311)  1,906,436  (5,186,266) (1,612,474)
                                                          -----------  -----------  -----------  ----------  ----------  ----------

CASH FLOW FROM INVESTING ACTIVITIES
Capital Expenditures                                       (3,996,620)    (825,235)   3,567,673      39,486    (553,738)   (261,550)
(Inc.) Dec. in Net Investment in Direct Financing Leases      302,092       14,939      (42,884)    171,164    (222,722)     45,203
(Inc.) Dec. in Deferred Income Taxes                         (520,000)    (931,000)           0           0     116,465           0
(Inc.) Dec. in Goodwill                                    (6,811,969)     129,745     (397,947)   (362,405)  8,329,000           0
(Inc.) Dec. in Due From Related Parties                             0            0            0    (541,741)     47,996      24,000
(Inc.) Dec. in Due From Officer                              (347,765)  (1,247,784)     200,191           0           0           0
(Inc.) Dec. in Notes Receivable & Other Assets              1,013,997     (331,130)     875,707    (535,517)    581,804    (148,646)
Inc. (Dec.) in LTD                                          3,102,629     (511,755)  (2,388,656)   (519,286)    (52,188)    (68,180)
Inc. (Dec.) in Obligations Under Capital Leases             3,011,821       99,822   (3,111,643)          0           0           0
Inc. (Dec.) in Other Liabilities                             (153,343)     (62,894)           0           0           0           0
                                                          -----------  -----------  -----------  ----------  ----------  ----------
Net Cash Provided By (Used In) Investing Activities        (4,399,178)  (3,665,292)  (1,297,559) (1,748,299)  8,246,617    (409,173)
                                                          -----------  -----------  -----------  ----------  ----------  ----------
CASH FLOW FROM FINANCING ACTIVITIES
Adjustment to Reconcile to Retained Earnings                                                                             (6,801,510)
Change in Preferred Stock                                           0       (4,000)      (1,000)          0           0  10,094,837
Change in Common Stock                                        100,661     (180,916)      15,700       1,377         180         180
Change in Unearned Stock-Based Compensation                  (284,391)     168,445      115,946           0           0           0
Change in Additional Paid-in Capital                        8,616,366      754,092      159,402      51,944      14,040      17,820
Change in Cumulative Currency Translation Adjustment            6,204            0            0           0           0           0
Change in Treasury Stock, at Cost                            (631,390)  (1,068,794)           0           0    (351,388)          0
                                                          -----------  -----------  -----------  ----------  ----------  ----------
Net Cash Provided By (Used In) Financing Activities         7,807,450     (331,173)     290,048      53,321    (337,168)  3,311,327
                                                          -----------  -----------  -----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN CASH                            (3,839,142)   1,508,514   (3,072,822)    211,458   2,723,183   1,289,680

Beginning Cash                                              6,625,454    2,786,312    4,294,826   1,222,004   1,433,462   2,029,039
                                                          -----------  -----------  -----------  ----------  ----------  ----------
Ending Cash                                                 2,786,312    4,294,826    1,222,004   1,433,462   4,156,645   3,318,719
                                                          ===========  ===========  ===========  ==========  ==========  ==========

                                                                       EXHIBIT D

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                           SELECTED FINANCIAL RATIOS*
                        FOR THE YEARS ENDED DECEMBER 31,

                                                         HISTORY     HISTORY     HISTORY     HISTORY     HISTORY    HISTORY
                                                          1999         2000       2001         2002        2003       2004
                                                       ----------   ---------   ---------   ---------    -------   ---------

Liquidity Ratios
   Current Ratio                                              1.6         1.1         1.1         1.1        1.0         1.0
   Quick Ratio                                                0.4         0.2         0.4         0.3        0.2         0.2

   Days' Receivable                                             9           9          15          14         10          11
   Days' Inventory                                             52          64          38          51         57          59
                                                       ----------   ---------   ---------   ---------    -------   ---------
   Operating Cycle                                             61          73          53          65         67          70

   Days' Payable                                               18          12          18          15         15          18

   Working Capital                                     20,621,365   3,888,379   3,394,650   3,126,083    636,957   1,939,549
   Total Revenues/Working Capital                            10.2        82.8       110.5       127.3      597.1       204.7

Coverage Ratios
   EBIT/Interest                                              2.8        53.2         2.6         1.1       (0.3)        0.3

Leverage Ratios
   Net Fixed Assets/Total Equity                              0.2         0.6         0.5         0.3        0.3         0.5
   Total Liabilities(Debt)/Total Equity                       1.4         4.6         3.6         3.9        4.2         7.9

Profitability Ratios
   % Profit Before Taxes/Total Equity                         5.9%       17.2%       10.0%        0.6%      -6.2%      -68.2%
   % Profit Before Taxes/Total Assets                         2.5%        3.1%        2.2%        0.1%      -1.2%       -7.7%

Other Ratios
   Total Revenues/Net Fixed Assets                           38.7        36.8        42.1        80.6       77.6        79.0
   Total Revenues/Total Assets                                3.1         3.7         4.6         4.6        4.3         4.6

% Depreciation & Amortization/Total Revenues                  0.6%        0.3%        0.2%        0.2%       0.1%        0.1%

                                              6 MONTHS    6 MONTHS    TTM
                                              HISTORY     HISTORY    HISTORY
                                              06/30/05    06/30/04  06/30/05
                                             ---------   ---------  ---------

Liquidity Ratios
   Current Ratio                                   1.0         1.0        1.0
   Quick Ratio                                     0.3         0.3        0.3

   Days' Receivable                                 15          13         16
   Days' Inventory                                  54          57         58
                                             ---------   ---------  ---------
   Operating Cycle                                  69          70         74

   Days' Payable                                    18          18         19

   Working Capital                           2,818,260   2,132,826  2,818,260
   Total Revenues/Working Capital                167.7       177.0      157.7

Coverage Ratios
   EBIT/Interest                                  10.4         4.0        0.5

Leverage Ratios
   Net Fixed Assets/Total Equity                   0.4         0.3        0.4
   Total Liabilities(Debt)/Total Equity            7.0         4.1        7.0

Profitability Ratios
   % Profit Before Taxes/Total Equity             56.5%       12.4%     -35.9%
   % Profit Before Taxes/Total Assets              7.1%        2.4%      -4.5%

Other Ratios
   Total Revenues/Net Fixed Assets                93.4        78.3       87.9
   Total Revenues/Total Assets                     4.9         4.1        4.6

% Depreciation & Amortization/Total Revenues       0.1%        0.1%       0.1%

*    Unadjusted for non-recurring income and expense.

                                                                       EXHIBIT E

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                              VS. PUBLIC COMPANIES
                              REVENUE & ASSET SIZE

                                                                  3 Year
                                Unadjusted   Size of Revenues     Revenues
                                 Revenues       Relative to       Compound
Company                            TTM             MAJOR        Growth Rate
-----------------------------   ----------   ----------------   -----------
                                  ($000)          (times)           (%)

United Auto Group, Inc.         10,635,953         23.9            15.5%
Lithia Motors, Inc.              2,869,235          6.5             8.1%
Group 1 Automotive, Inc.         5,947,165         13.4            12.2%
Sonic Automotive, Inc.           7,801,329         17.6             6.7%
Hometown Auto Retailers, Inc.      257,737          0.6            -1.5%
                                ----------         ----            ----
   Median                        5,947,165         13.4             8.1%

MAJOR                              444,472                          3.8%

                                  5 Year
                                  Revenues                Size of Assets   Market Value of
                                  Compound     Assets      Relative to     Common Equity
Company                         Growth Rate     TTM           MAJOR         09/30/2005
-----------------------------   -----------   ---------   --------------  ----------------
                                    (%)        ($000)        (times)          ($000)

United Auto Group, Inc.            18.5%      3,572,247        37.3          1,541,837
Lithia Motors, Inc.                11.6%      1,429,355        14.9            577,545
Group 1 Automotive, Inc.           10.6%      1,929,877        20.1            661,960
Sonic Automotive, Inc.              7.5%      3,010,304        31.4            894,572
Hometown Auto Retailers, Inc.      -1.6%         61,224         0.6             11,028
                                   ----       ---------        ----
   Median                          10.6%      1,929,877        20.1

MAJOR                               6.6%         95,809

                                                                       EXHIBIT F

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                              VS. PUBLIC COMPANIES
                   LIQUIDITY RATIOS & CAPITAL STRUCTURE RATIOS

                                    Fiscal Year Ended Closest to             Fiscal Year Ended Closest to
                                               31-Dec                                   31-Dec
                               --------------------------------------   --------------------------------------
                               2000   2001   2002   2003   2004   TTM   2000   2001   2002   2003   2004   TTM
                               ----   ----   ----   ----   ----   ---   ----   ----   ----   ----   ----   ---
                                               (Times)                                  (Times)
Company                                   Current Ratio (a)                         Quick Ratio (b)
-----------------------------  --------------------------------------   --------------------------------------

United Auto Group, Inc.         1.1    1.2    1.1    1.1    1.0   1.1    0.2    0.3    0.3    0.2    0.2   0.3
Lithia Motors, Inc.             1.3    1.4    1.3    1.3    1.2   1.2    0.2    0.3    0.2    0.3    0.2   0.2
Group 1 Automotive, Inc.        1.1    1.3    1.1    1.4    1.1   1.1    0.3    0.4    0.3    0.4    0.3   0.3
Sonic Automotive, Inc.          1.3    1.3    1.3    1.3    1.2   1.2    0.3    0.4    0.3    0.3    0.3   0.3
Hometown Auto Retailers, Inc.   1.0    1.1    1.1    1.1    1.1   1.1    0.1    0.3    0.2    0.3    0.2   0.3
                                ---    ---    ---    ---    ---   ---    ---    ---    ---    ---    ---   ---
   Median                       1.1    1.3    1.1    1.3    1.1   1.1    0.2    0.3    0.3    0.3    0.2   0.3
                                ---    ---    ---    ---    ---   ---    ---    ---    ---    ---    ---   ---
MAJOR                           1.1    1.1    1.1    1.0    1.0   1.0    0.2    0.4    0.3    0.2    0.2   0.3
                                ---    ---    ---    ---    ---   ---    ---    ---    ---    ---    ---   ---

                                     Fiscal Year Ended Closest to
                                                31-Dec
                               ---------------------------------------
                               2000   2001   2002   2003   2004    TTM
                               ----   ----   ----   ----   ----   ----
                                               (Times)
Company                              Times Interest Earned (c) *
-----------------------------  ---------------------------------------

United Auto Group, Inc.         2.6    2.8    4.1    4.4    5.0    4.9
Lithia Motors, Inc.             6.0    5.6    9.8   10.7    8.6    7.9
Group 1 Automotive, Inc.        5.3    7.5   11.2    8.4    6.4    6.3
Sonic Automotive, Inc.          3.9    4.9    5.2    4.5    4.6    4.0
Hometown Auto Retailers, Inc.  -0.4    0.9    1.9    2.4    2.1    2.4
                               ----    ---   ----   ----    ---   ----
   Median                       3.9    4.9    5.2    4.5    5.0    4.9
                               ----    ---   ----   ----    ---   ----
MAJOR                          49.8    4.5    3.0    0.1    7.0   11.2
                               ----    ---   ----   ----    ---   ----

                                    Fiscal Year Ended Closest to             Fiscal Year Ended Closest to
                                               31-Dec                                   31-Dec
                               --------------------------------------   --------------------------------------
                               2000   2001   2002   2003   2004   TTM   2000   2001   2002   2003   2004   TTM
                               ----   ----   ----   ----   ----   ---   ----   ----   ----   ----   ----   ---
                                               (Times)                                  (Times)
Company                         Total Liabilities to Total Equity (d)      Current Liab. to Total Equity (e)
-----------------------------  --------------------------------------   --------------------------------------

United Auto Group, Inc.         2.8    2.8    2.8    2.8    2.3   2.3    1.8    1.5    1.7    1.8    1.5   1.5
Lithia Motors, Inc.             2.5    2.3    1.9    2.1    2.1   2.3    1.6    1.4    1.3    1.3    1.3   1.5
Group 1 Automotive, Inc.        3.4    1.7    2.2    1.9    2.4   2.2    2.7    1.3    1.8    1.3    1.9   1.8
Sonic Automotive, Inc.          3.0    2.5    2.7    2.8    2.8   2.7    1.8    1.4    1.6    1.7    1.7   1.6
Hometown Auto Retailers, Inc.   2.2    2.0   13.0    8.4    5.8   4.6    1.6    1.5   10.0    6.6    4.9   3.7
                                ---    ---   ----    ---    ---   ---    ---    ---   ----    ---    ---   ---
   Median                       2.8    2.3    2.7    2.8    2.4   2.3    1.6    1.4    1.7    1.7    1.7   1.6
                                ---    ---   ----    ---    ---   ---    ---    ---   ----    ---    ---   ---
MAJOR                           4.6    3.6    3.9    4.2    7.9   7.0    3.7    2.9    3.4    3.8    7.2   6.5
                                ---    ---   ----    ---    ---   ---    ---    ---   ----    ---    ---   ---

                                        Fiscal Year Ended Closest to
                                                   31-Dec
                               ---------------------------------------------
                                2000    2001    2002    2003    2004    TTM
                               -----   -----   -----   -----   -----   -----
                                                (Times)
Company                               Net Sales to Working Capital (f)
-----------------------------  ---------------------------------------------

United Auto Group, Inc.         55.0    38.2    56.2    99.3   127.8    90.0
Lithia Motors, Inc.             16.8    16.9    18.0    15.7    21.8    18.1
Group 1 Automotive, Inc.        65.5    25.8    44.4    16.4    35.0    62.7
Sonic Automotive, Inc.          25.4    24.8    24.3    19.5    28.6    24.3
Hometown Auto Retailers, Inc.  188.0    68.4    66.0    46.3    91.5    65.9
                               -----   -----   -----   -----   -----   -----
   Median                       55.0    25.8    44.4    19.5    35.0    62.7
                               -----   -----   -----   -----   -----   -----
MAJOR                           82.8   110.5   127.3   597.1   204.7   157.7
                               -----   -----   -----   -----   -----   -----

Notes

(a)  Current Assets divided by Current Liabilities. Indicates the extent Current
     Assets cover Current Liabilities. Attention should be paid to MAJOR's vs.
     comparables' median.

(b)  Cash + Receivables divided by Current Liabilities. A more conservative view of creditors protection. Attention should be paid to MAJOR's vs.
     comparables' median.

(c)  (Income before tax + Non-Recurring Expenses + Interest Expense) divided by
     Interest Expense. Measures ability to cover interest payments.

(d)  Total Liabilities divided by Total Equity. Indicates relation of owners'
     Total Equity and creditors position. Ratio should be viewed in light of industry average.

(e)  Current Liabilities divided by Total Equity. Indicates the proportion of all Debt to Total Equity that is current.

(f)  Net Sales divided by Working Capital. Working Capital is defined as
     Current Assets less Current Liabilities.

*    Excludes floor plan interest.

                                                                       EXHIBIT G

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                              VS. PUBLIC COMPANIES
                                EFFICIENCY RATIOS

                              Fiscal Year Ended Closest to       Fiscal Year Ended Closest to       Fiscal Year Ended Closest to
                                         31-Dec                             31-Dec                              31-Dec
                           ---------------------------------  ---------------------------------  -----------------------------------
                           2000  2001  2002  2003  2004  TTM  2000  2001  2002  2003  2004  TTM  2000  2001  2002  2003  2004  TTM
                           ----  ----  ----  ----  ----  ---  ----  ----  ----  ----  ----  ---  ----  ----  ----  ----  ----  ---
Company                           Day's Receivable (a)               Day's Inventory (b)                Operating Cycle (c)
-------------------------  ---------------------------------  ---------------------------------  -----------------------------------

United Auto Group, Inc.      14    19    16    15    13   14    65    46    58    59    54   51   79     65    75    74    67   65
Lithia Motors, Inc.           7     7     7     6     6    7    82    68    85    77    86  101   90     75    92    83    91  108
Group 1 Automotive, Inc.      4     4     5     5     5    5    63    49    64    65    70   62   67     53    69    70    75   67
Sonic Automotive,  Inc.       9    18    17    16    18   17    61    53    63    65    60   57   70     71    80    81    77   75
Hometown Auto Retailers,
   Inc.                       8     7     7     8     7    8    61    49    62    57    70   53   69     57    68    65    77   61
                            ---   ---   ---   ---   ---  ---   ---   ---   ---   ---   ---  ---  ---    ---   ---   ---   ---  ---
   Median                     8     7     7     8     7    8    63    49    63    65    70   57   70     65    75    74    77   67
                            ---   ---   ---   ---   ---  ---   ---   ---   ---   ---   ---  ---  ---    ---   ---   ---   ---  ---
MAJOR                         9    15    14    10    11   16    64    38    51    57    59   58   73     53    65    67    70   74
                            ---   ---   ---   ---   ---  ---   ---   ---   ---   ---   ---  ---  ---    ---   ---   ---   ---  ---

Notes

(a) Indicates the number or days to collect receivables.

(b) Indicates the number of days to convert inventory into sales.

(c) Indicates length of time to convert inventory into cash.

                                                                       EXHIBIT H

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                              VS. PUBLIC COMPANIES
                              PROFITABILITY RATIOS
                                 (EBITDA BASIS)

                                        Fiscal Year Ended Closest to             Fiscal Year Ended Closest To
                                                   31-Dec                                   31-Dec
                                     ----------------------------------        ---------------------------------
                                     2000  2001  2002  2003  2004   TTM        2000  2001  2002  2003  2004  TTM
                                     ----  ----  ----  ----  ----  ----        ----  ----  ----  ----  ----  ---
                                                  (Percent)                                 (Percent)
Company                        EBITDA Return on Total Invested Capital (a) **  EBITDA Total Return on Assets (b)
-----------------------------  ----------------------------------------------  ---------------------------------

United Auto Group, Inc.              12.5  12.1  12.9  15.0  15.6  16.2         6.2   6.6   6.6   7.0   7.3  7.7
Lithia Motors, Inc.                  21.2  16.4  15.4  13.6  13.5  14.2         8.8   7.6   7.0   6.8   7.3  7.1
Group 1 Automotive, Inc.             25.1  24.6  24.7  19.0  17.4  18.4         8.9  11.4   9.2   9.5   7.2  7.7
Sonic Automotive, Inc.               19.2  18.5  17.6  14.6  14.9  13.9        10.2  10.6   9.5   7.6   7.4  7.2
Hometown Auto Retailers, Inc.         2.6   7.9  22.3  23.5  16.8  21.2         1.2   4.0   6.5   7.2   5.7  8.5
                                     ----  ----  ----  ----  ----  ----        ----  ----   ---   ---   ---  ---
   Median                            19.2  16.4  17.6  15.0  15.6  16.2         8.8   7.6   7.0   7.2   7.3  7.7
                                     ----  ----  ----  ----  ----  ----        ----  ----   ---   ---   ---  ---
MAJOR                                11.5  18.7  14.1   1.7  31.9  43.3         4.2   7.3   4.3   0.5   6.5  8.9
                                     ----  ----  ----  ----  ----  ----        ----  ----   ---   ---   ---  ---

                                  Fiscal Year Ended Closest to       Fiscal Year Ended Closest to
                                             31-Dec                             31-Dec
                               ---------------------------------  ----------------------------------
                               2000  2001  2002  2003  2004  TTM  2000  2001  2002  2003  2004   TTM
                               ----  ----  ----  ----  ----  ---  ----  ----  ----  ----  ----  ----
                                            (Percent)                          (Percent)
Company                                 EBITDA Margin (c)                   Gross Margin (d)
-----------------------------  ---------------------------------  ----------------------------------

United Auto Group, Inc.         2.4   2.8   2.6   2.6   2.6  2.6  14.1  -4.6  14.4  14.5  14.7  14.8
Lithia Motors, Inc.             3.3   2.9   2.9   3.0   3.3  3.5  16.1  16.4  15.7  16.0  16.8  17.0
Group 1 Automotive, Inc.        2.7   3.0   3.1   3.2   2.6  2.5  14.7  15.2  15.5  16.0  15.3  15.4
Sonic Automotive, Inc.          3.3   3.5   3.5   2.9   2.9  2.8  15.0  15.6  15.7  15.3  15.4  15.3
Hometown Auto Retailers, Inc.   0.4   1.2   1.5   1.7   1.6  2.0  13.6  14.4  14.3  14.2  14.3  14.5
                                ---   ---   ---   ---   ---  ---  ----  ----  ----  ----  ----  ----
   Median                       2.7   2.9   2.9   2.9   2.6  2.6  14.7  15.2  15.5  15.3  15.3  15.3
                                ---   ---   ---   ---   ---  ---  ----  ----  ----  ----  ----  ----
MAJOR                           1.1   1.6   0.9   0.1   1.4  1.9  15.9  16.2  16.1  15.9  16.3  16.3
                                ---   ---   ---   ---   ---  ---  ----  ----  ----  ----  ----  ----

                                  Fiscal Year Ended Closest to
                                             31-Dec
                               ----------------------------------
                               2000   2001  2002  2003  2004  TTM
                               ----  -----  ----  ----  ----  ---
                                            (Percent)
Company                              Operating Margin (e) *
-----------------------------  ----------------------------------

United Auto Group, Inc.         2.9  -18.2   2.6   2.8   2.7  2.6
Lithia Motors, Inc.             3.9    3.2   3.1   3.2   3.5  3.8
Group 1 Automotive, Inc.        3.3    3.3   3.5   3.6   2.9  2.9
Sonic Automotive, Inc.          3.7    3.6   3.7   3.0   3.0  2.9
Hometown Auto Retailers, Inc.  -0.3    1.4   1.7   1.8   1.7  2.2
                               ----  -----   ---   ---   ---  ---
   Median                       3.3    3.2   3.1   3.0   2.9  2.9
                               ----  -----   ---   ---   ---  ---
MAJOR                           0.8    0.8   0.3  -0.1   0.6  1.1
                               ----  -----   ---   ---   ---  ---

Notes

EBITDA = Earnings Before Interest Expense, Taxes, Depreciation & Amortization

(a) EBITDA + non-recurring expenses, divided by B.V. of total invested capital

(b) EBITDA + non-recurring expenses, divided by total assets

(c) EBITDA + non-recurring expenses, divided by net sales

(d) Gross Profit divided by Net Sales.

(e) Unadjusted Operating Income divided by net sales

**   Excludes Floor Plan Debt

*    Not adjusted for non-recurring expenses, depreciation and amortization.

                                                                       EXHIBIT I

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
    SUMMARY COMPARISON OF FLOOR PLAN FINANCING MARGINS TO GUIDELINE COMPANIES
                            AS OF SEPTEMBER 30, 2005

                                                                                                         Group 1          Sonic
                                                Hometown Auto        United Auto           Lithia      Automotive,     Automotive,
                                     Major     Retailers, Inc.       Group, Inc.        Motors, Inc.       Inc.            Inc.
                                 ------------  ---------------  --------------------   -------------  -------------  ---------------

Floor Plan Interest Rate
(range from most recent 10-K)    3.5% to 6.75%   4.94% to 7%    4.22% (Weighted Avg.)  4.05% to 5.15% 3.45% to 4.15%     2.88%
                                                                                                                     (Weighted Avg.)
Debt/Market Value of Invested
Capital* (Excluding Floor Plan)       36%            55%                 28%                33%            24%             46%

*    Actual debt (excluding floor plan debt) divided by the market value of invested capital.

                                                                       EXHIBIT J

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                             SUMMARY OF ADJUSTMENTS
                                   (IN 000's)

                                                    2000      2001      2002     2003      2004      TTM
                                                   ------   -------   ------    ------   -------   ------

MAJOR
Add Back Litigation Costs                             200     1,086     1,348                550      550
Less: Normalized Level of Litigation Costs           (200)     (200)     (200)    (200)     (200)    (200)
Add Back Historical Officers' Compensation            889     2,434     1,996    1,978     4,216    4,909
Less: Normalized Level of Officers' Compensation   (1,066)   (1,098)   (1,131)  (1,165)   (1,200)  (1,236)
Less: Credit Enhancement to Bruce Bendell                                (160)    (290)     (450)    (450)
Add: Goodwill Impairment                                                                   8,116    8,116
                                                   ------   -------   -------   ------   -------   ------
Non-Recurring Expenses (Pre-tax)                     (177)    2,222     1,853      323    11,032   11,690
                                                   ======   =======   =======   ======   =======   ======
United Auto Group, Inc.
Less: Preferred Stock Dividends (pre-tax)          (7,452)  (13,817)  (10,488)
Non-Recurring Contract Termination Expense                             22,839
Non-Recurring Gain on Sale of Investment                                                 (11,469)  (4,858)
Non-Recurring Severance Charge                                                                      1,900
                                                   ------   -------   -------            -------   ------
Non-Recurring Expenses (Pre-Tax)                   (7,452)  (13,817)   12,351            (11,469)  (2,958)
                                                   ======   =======   =======            =======   ======
Group 1 Automotive, Inc.
Gain on Sale of Franchise                          (1,048)               (414)
Non-Recurring Unfavorable Medical Claim Expense     1,500
Losses on Repurchases of Senior Subordinated
   Notes                                                                1,173              6,381
Add: Non-Recurring Florida Dealers Hurricane
   Charges                                                                                 3,500    3,500
Add: Non-Recurring Goodwill Impairment                                                    44,711   44,711
Add: Expenses Accrued for Possible Litigation
   Settlement                                                                              1,500    1,500
                                                   ------             -------            -------   ------
Non-Recurring Expenses (Pre-Tax)                      452                 759             56,092   49,711
                                                   ======             =======            =======   ======
Sonic Automotive, Inc.
(Gain)/Loss on Retirement of Debt                                      (3,144)  13,928
Impairment of Franchise Agreements                                                 500     1,075    1,075
                                                                      -------   ------   -------   ------
Non-Recurring Expenses (Pre-Tax)                                       (3,144)  14,428     1,075    1,075
                                                                      =======   ======   =======   ======
Hometown Auto Retailers, Inc.
Add: Non-Recurring Legal Fees                       1,200
Add: Non-Recurring Default of Livery Loans            825
Add: Non-Recurring Write-off of Receivables           700
Add: Non-Recurring Reserve for future legal
   expenses                                           775
Less: Non-Recurring Income from disposal car
   franchise                                                   (254)
Add: Valuation adjustment for CarDay.com                      3,258
Less: Non-Recurring Insurance Claim Proceeds                              (40)      (8)
Add: Write-Off on the Impairment of Assets                                150
Less: Gain on Sale of Sales and Service
   Franchise                                                                      (936)
Less: Oldsmobile Termination Payment                                                        (127)    (127)
Less: Gain on Disposal of Dealership                                                                 (587)
                                                   ------   -------   -------   ------   -------   ------
Non-Recurring Expenses (Pre-Tax)                    3,500     3,004       110     (944)     (127)    (714)
                                                   ======   =======   =======   ======   =======   ======

                                                                       EXHIBIT K

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                              VS. PUBLIC COMPANIES
            FIVE YEAR EBITDA AND TOTAL INVESTED CAPITAL GROWTH RATES
                                       and
               COMPARATIVE PRICE-TO-TOTAL INVESTED CAPITAL RATIOS
                                 (EBITDA BASIS)

                                       Fiscal Year Ended Closest to
                                                  31-Dec                     Trailing
                               -------------------------------------------   12 months
                                 2000     2001    2002      2003     2004   Closest to   Five-Year    Three-Year
                               -------  -------  -------  -------  -------  09/30/2005    Compound     Compound
Company                            Aggregate Adjusted EBITDA ($000) (a)       ($000)    Growth Rate  Growth Rate
-----------------------------  -------------------------------------------------------  ------------------------

United Auto Group, Inc.        109,953  129,370  176,924  221,630  258,956     276,447     20.2%        16.0%
Lithia Motors, Inc.             55,057   50,614   66,018   74,872   91,768     101,825     13.1%        15.5%
Group 1 Automotive, Inc.        97,816  120,643  130,225  142,644  141,013     148,465      8.7%         4.5%
Sonic Automotive, Inc.         181,440  191,701  225,188  203,241  214,690     217,335      3.7%        -1.2%
Hometown Auto Retailers, Inc.    3,270    4,179    4,694    4,198    5,231       5,231      9.9%         3.7%
                               -------  -------  -------  -------  -------     -------     ----         ----
MAJOR                            3,652    6,031    3,713      417    5,586       8,561     18.6%        32.1%
                               -------  -------  -------  -------  -------     -------     ----         ----

                                             Fiscal Year Ended Closest to
                                                        31-Dec                          Trailing
                               ------------------------------------------------------   12 months
                                   2000     2001        2002       2003      2004      Closest to   Five-Year    Three-Year
                               ---------  ---------  ---------  ---------  ----------  09/30/2005    Compound     Compound
Company                        Total Book Value (Total Invested Capital) ($000) (b)**   ($000) **  Growth Rate  Growth Rate
-----------------------------  ------------------------------------------------------------------  ------------------------

United Auto Group, Inc.          880,565  1,071,533  1,370,597  1,480,097  1,661,372    1,706,605      14.1%         7.6%
Lithia Motors, Inc.              259,703    309,530    429,171    551,692    679,821      717,551      22.5%        18.7%
Group 1 Automotive, Inc.         389,315    489,429    526,264    749,197    808,975      807,996      15.7%        15.4%
Sonic Automotive, Inc.           944,231  1,037,224  1,282,987  1,394,618  1,441,483    1,558,227      10.5%         6.7%
Hometown Auto Retailers, Inc.        N/A     18,773     20,000     25,059     24,694       24,694       N/M          7.3%
                                 -------  ---------  ---------  ---------  ---------    ---------      ----         ----
MAJOR                             31,639     32,326     26,325     24,729     17,501       19,783      -9.0%        -9.1%
                                 -------  ---------  ---------  ---------  ---------    ---------      ----         ----

                                                  Less: Due from Officer                   (1,395)
                                                                                           ------
                                                  Adjusted BVIC                            18,388
                                                                                           ------

                                   ** Total
                               Invested Capital  Total Book Value of TIC  Market Value
                                 Market Value          per Share (c)       divided by
                                 per Share at          Closest to            Total
                                09/30/2005 (d)         09/30/2005          Book Value
                               ----------------  -----------------------  ------------

United Auto Group, Inc.             $46.06                $36.56              1.3
Lithia Motors, Inc.                 $44.84                $37.25              1.2
Group 1 Automotive, Inc.            $36.01                $33.40              1.1
Sonic Automotive, Inc.              $40.96                $38.76              1.1
Hometown Auto Retailers, Inc.       $ 3.83                 $3.83              1.0
MAJOR                               $ 2.32                 $1.99              1.2

Notes

(a)  EBITDA + non-recurring expenses, including any preferred dividends.

(b)  Total Book Value does include preferred stock.

(C)  Total Book Value per share is derived from TTM data.

(d)  Market Value of Invested Capital is calculated based on a 10 day average share price for Major and each of the guideline companies.

**   Includes debt (excluding floor plan financing) plus common equity plus preferred stock.

                                                                       EXHIBIT L

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                              VS. PUBLIC COMPANIES
                     FIVE YEAR EBITDA PER SHARE GROWTH RATES
                                       and
                       COMPARATIVE PRICE TO EBITDA RATIOS
                                 (EBITDA BASIS)

                                                Fiscal Year Ended Closest to                    5-Year     4-Year     3-Year
                                           --------------------------------------  Five Year    Avg.*      Avg.**     Avg.^
                                             2000  2001  2002  2003  2004   TTM     Compound    EBITDA     EBITDA     EBITDA
                                             ----  ----  ----  ----  ----  ----      Growth   per Share  per Share  per Share
Company                                    EBITDA per Common Share (Actual $) (a)     Rate       ($)        ($)        ($)
-----------------------------              --------------------------------------  ---------  ---------  ---------  ---------

United Auto Group, Inc.
   Shares out:                 46,679,887    2.36  2.77  3.79  4.75  5.55  5.92      20.2%       4.56       5.00       5.41
Lithia Motors, Inc.
   Shares out:                 19,264,327    2.86  2.63  3.43  3.89  4.76  5.29      13.1%       4.00       4.34       4.65
Group 1 Automotive, Inc.
   Shares out:                 24,194,436    4.04  4.99  5.38  5.90  5.83  6.14       8.7%       5.65       5.81       5.95
Sonic Automotive, Inc.
   Shares out:                 40,205,476    4.51  4.77  5.60  5.06  5.34  5.41       3.7%       5.23       5.35       5.27
Hometown Auto Retailers, Inc.
   Shares out:                  6,449,389    0.51  0.65  0.73  0.65  0.81  0.81       9.9%       0.73       0.75       0.76
Major
   Shares Out:                  9,222,228    0.40  0.65  0.40  0.05  0.61  0.93      18.6%       0.53       0.50       0.53

                                                          Invest'd Cap'l  Invest'd Cap'l  Invest'd Cap'l  Invest'd Cap'l
                                                           Market Value    Market Value    Market Value    Market Value
                                Trailing    **Estimated     divided by      divided by      divided by      divided by
                                 12-mos   Invest'd Cap'l      5-Year          4-Year          3-Year         Trailing
                                 EBITDA    Market Value        Avg.            Avg.            Avg.           12-mos.
                               per Share   per Share at       EBITDA          EBITDA          EBITDA          EBITDA
Company                           ($)       09/30/2005       per Share       per Share       per Share       per Share
-----------------------------  ---------  --------------  --------------  --------------  --------------  --------------

United Auto Group, Inc.
   Shares out:                    5.92        $46.06           10.11            9.21           8.52            7.78
Lithia Motors, Inc.
   Shares out:                    5.29        $44.84           11.21           10.33           9.65            8.48
Group 1 Automotive, Inc.
   Shares out:                    6.14        $36.01            6.38            6.20           6.05            5.87
Sonic Automotive, Inc.
   Shares out:                    5.41        $40.96            7.83            7.66           7.78            7.58
Hometown Auto Retailers, Inc.
   Shares out:                    0.81        $ 3.83            5.25            5.11           5.06            4.73
Major
   Shares Out:                    0.93        $ 2.32            4.40            4.68           4.41            2.50

Notes

(a) EBITDA plus non-recurring expenses, not tax-affected.

EBITDA = Earnings Before Interest Expense, Taxes, Depreciation & Amortization

*    5-year Average EBITDA based on 2001 through TTM.

**   4-year Average EBITDA based on 2002 through TTM.

^    3-year Average EBITDA based on 2003 through TTM.

**   Includes debt (excluding floor plan financing) plus common equity plus preferred stock.

                                                                       EXHIBIT P

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
                             OFFICERS' COMPENSATION
                        FOR THE YEARS ENDING DECEMBER 31,

                                                                                             6 MONTHS    6 MONTHS
                         1999       2000       2001        2002        2003        2004      06/30/05    06/30/04
                      ---------   -------   ---------   ---------   ---------   ---------   ---------   ---------

Bruce Bendell:
Salaries                278,000   236,000     369,837     500,000     500,000     500,000     250,000     250,000
Bonus                 1,800,000         0     756,665     461,379      77,336     386,455     515,000     175,800
Credit Enhancement            0         0           0     160,000     290,000     450,000     225,000     225,000
                      ---------   -------   ---------   ---------   ---------   ---------   ---------   ---------
   Subtotal           2,078,000   236,000   1,126,502   1,121,379     867,336   1,336,455     990,000     650,800
Harold Bendell:
Salaries                149,000   150,000     250,000     250,000     250,000     250,000     125,000     125,000
Bonus                   438,000   503,000   1,057,000     624,359     861,000     145,418     509,200     213,500
HB Automotive, Inc.           0         0           0           0           0   2,484,000   1,071,000   1,012,400
                      ---------   -------   ---------   ---------   ---------   ---------   ---------   ---------
   Subtotal             587,000   653,000   1,307,000     874,359   1,111,000   2,879,418   1,705,200   1,350,900
                      ---------   -------   ---------   ---------   ---------   ---------   ---------   ---------
Total                 2,665,000   889,000   2,433,502   1,995,738   1,978,336   4,215,873   2,695,200   2,001,700
                      =========   =======   =========   =========   =========   =========   =========   =========